                                                     Exhibit (10)-1
                                                     Commonwealth Edison Company
                                                     Form 10-K File No. 1-1839
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                        NUCLEAR  FUEL  LEASE  AGREEMENT
                                    BETWEEN
                         COMMED  FUEL  COMPANY,  INC.
                                      AND
                         COMMONWEALTH  EDISON  COMPANY

                         DATED AS OF NOVEMBER 23, 1993

THIS NUCLEAR FUEL LEASE AGREEMENT HAS BEEN MANUALLY EXECUTED IN MULTIPLE COUNTERPARTS, NUMBERED CONSECUTIVELY FROM 1 UPWARDS. THE RIGHTS OF THE LESSOR UNDER THIS FUEL LEASE AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS INDENTURE TRUSTEE, FOR THE RATABLE BENEFIT OF THE SECURED PARTIES NAMED IN THE TRUST INDENTURE DATED AS OF NOVEMBER 23, 1993, BETWEEN THE LESSOR AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS INDENTURE TRUSTEE THEREUNDER. TO THE EXTENT, IF ANY, THAT SUCH FUEL LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST MAY BE CREATED IN, OR ASSIGNMENT EFFECTED OF, SUCH FUEL LEASE AGREEMENT THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF SUCH FUEL LEASE AGREEMENT OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING COUNTERPART NO. 1 ON THE COVER, WHICH COUNTERPART NO. 1 CONTAINS A RECEIPT EXECUTED BY THE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF.

                                                             Counterpart No.____
================================================================================

                               TABLE OF CONTENTS

SECTION                                                        PAGE
- -------                                                        ----
 1.  Defined Terms............................................  1

 2.  Representations and Warranties of Lessee.................  2

 3.  Lease of Nuclear Fuel; Term..............................  5

 4.  Title to Remain in the Lessor; Fuel Management;
     Nuclear Fuel to be Personal Property and Used for
     Generation; Location.....................................  5

 5.  Basic Rent and Additional Rent; Procedure for Payment....  6

 6.  Payment of Costs by the Lessor...........................  9

 7.  Taxes.................................................... 11

 8.  Condition and Use of Nuclear Fuel; Quiet Enjoyment....... 11

 9.  Maintenance of the Nuclear Fuel.......................... 13

10.  Removals, Purchase of Nuclear Fuel, Transfer to the
     Lessee, Commingling, Substitution........................ 13

11.  Indemnification by the Lessee............................ 17

12.  Right to Inspect Nuclear Fuel............................ 19

13.  Payment of Impositions; Further Assurances............... 19

14.  Compliance with Legal and Insurance Requirements
     and with Instruments..................................... 20

15.  Liens.................................................... 20

16.  Permitted Contests....................................... 21

17.  Insurance................................................ 22

18.  Damage................................................... 24

19.  Condemnation or Eminent Domain........................... 26

20.  Termination After Certain Events......................... 28

21.  Conditions of Termination and Conveyance................. 34

22.  Estoppel Certificates; Information....................... 35

23.  Rights to Perform the Lessee's Covenants................. 35



24.  Assignments..............................................  36

25.  Lease Events of Default and Remedies.....................  36

26.  Surrender; Acceptance of Surrender.......................  42

27.  No Merger................................................  43

28.  Notices..................................................  43

29.  Allocation of Amounts....................................  44

30.  Amendments...............................................  44

31.  Severability.............................................  44

32.  Taxes; Tax Benefits......................................  45

33.  Sale of Nuclear Fuel and Assignment of Rights under
     Nuclear Fuel Contracts...................................  45

34.  Miscellaneous............................................  47



                         NUCLEAR FUEL LEASE AGREEMENT



          THIS NUCLEAR FUEL LEASE AGREEMENT dated as of November 23, 1993 (as the same may be amended, modified or supplemented from time to time, this "FUEL LEASE"), between CommEd Fuel Company, Inc., a Delaware corporation ("LESSOR" or the "COMPANY"), and Commonwealth Edison Company, an Illinois corporation ("LESSEE").

                              W I T N E S S E T H:

          WHEREAS, Lessee is party to a Nuclear Fuel Lease Agreement dated as of December 1, 1985, with CWE Fuel Company Inc. and a Nuclear Fuel Lease Agreement dated as of March 22, 1984, with Commonwealth Fuel Company II (together with CWE Fuel Company Inc., referred to herein as the "EXISTING FUEL COMPANIES", and individually as an "EXISTING FUEL COMPANY"), in each case relating to the lease by the respective lessor to Lessee of certain nuclear materials to be used in the production of heat for the generation of electricity (collectively, the "EXISTING LEASES"); and

          WHEREAS, Lessee believes it is desirable to combine the Existing Leases into a single lease, to have the Lessor acquire the nuclear fuel currently leased by Lessee from the Existing Fuel Companies under the Existing Leases and to provide for the lease by Lessor to Lessee of the nuclear fuel so acquired as well as certain other nuclear fuel materials to be used from time to time in the production of heat for the generation of electricity; and

          WHEREAS, Lessor proposes to so acquire such nuclear fuel and to enter into the Original Credit Agreement, the Original Note Purchase Agreements relating to the issuance and sale of IT Notes, and the Trust Indenture (as such terms are hereinafter defined);

          NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

          SECTION 1.  Defined Terms.

          Except as otherwise specifically defined herein, the capitalized terms used in this Fuel Lease which are defined in Appendix A to this Fuel Lease shall have the respective meanings assigned in Appendix A.

          SECTION 2. Representations and Warranties of Lessee.

          The Lessee represents and warrants to the Lessor:

          (a) Corporate Matters. The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with full power and authority to own and operate its properties and conduct its business as presently being conducted; and the Lessee is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification. The execution, delivery and performance by the Lessee of this Fuel Lease, the other Basic Documents to which it is a party and the certificates, instruments and documents executed, or to be executed, on behalf of the Lessee in connection with the transactions contemplated hereby and thereby, and the performance by the Lessee of its obligations hereunder and thereunder, are within the Lessee's corporate powers and have been duly authorized on behalf of the Lessee by all necessary corporate action. The execution, delivery and performance by each Existing Fuel Company of its Original Bill of Sale and the certificates, instruments and documents executed, or to be executed, on behalf of such Existing Fuel Company in connection with the transactions contemplated thereby, and the performance by such Existing Fuel Company of its obligations thereunder, are within such Existing Fuel Company's corporate powers and have been duly authorized on behalf of such Existing Fuel Company by all necessary corporate action.

          (b) Validity, Enforceability. The Basic Documents to which Lessee is a party, the Original Bills of Sale executed by the Existing Fuel Companies and the certificates, instruments and documents executed, or to be executed, on behalf of the Lessee or an Existing Fuel Company in connection with the transactions contemplated by such Basic Documents or the Original Bills of Sale constitute, or when executed and delivered will constitute, legal, valid and binding obligations of the Lessee or such Existing Fuel Company (as the case may be), enforceable against the Lessee or such Existing Fuel Company (as the case may be) in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting the enforceability of creditors' rights generally or by general principles of equity and except as enforceability may be limited by the Atomic Energy Act and the regulations thereunder.

          (c) Financial Statements. The Lessee has furnished or will furnish as soon as practicable to the Lessor copies of each of its Annual Reports on Form 10-K, each of its Quarterly Reports on Form 10-Q, and each of any other reports and documents filed by the Lessee with the Securities and Exchange Commission (other than registration statements on Forms S-3 and S-8 and registration statements on Form S-4 relating to registered exchange offers by the Lessee for its privately placed securities), all as so filed at any time on or after the date of the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 1993. The financial statements contained in such documents fairly represent, and the financial statements to be delivered hereafter by the Lessee to the Lessor, any Assignee or any Secured Party will fairly represent, the financial position, results of operations, and changes in financial position of the Lessee as of the dates and for the periods indicated therein and have been prepared, and will have been prepared, in accordance with generally accepted accounting principles applied on a consistent basis (except as otherwise indicated therein).

          (d) Changes, etc. Since June 30, 1993, there has been no change in the condition or business of the Lessee which in any way materially adversely affects the ability of the Lessee to perform its obligations under the Basic Documents to which it is a party except for the settlements described in Lessee's Current Report on Form 8-K dated September 24, 1993 (which settlements became final in November 1993).

          (e) Litigation, etc. There is no action, suit, proceeding or investigation at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee or any property or rights of the Lessee which questions the validity of the Basic Documents to which it is a party or which Lessee reasonably believes would materially adversely affect the ability of the Lessee to perform its obligations thereunder.

          (f) Compliance with Other Instruments, etc. The execution, delivery and performance of the Basic Documents to which the Lessee is a party and the certificates, instruments and documents executed, or to be executed, on behalf of the Lessee in connection with the transactions contemplated thereby will not result in any violation of any term of the restated articles of incorporation or the by-laws of the Lessee or of any agreement, indenture or similar instrument, license, judgment, decree, order, law, statute, ordinance or governmental rule or regulation applicable to the Lessee or its property.

          (g) Consent, etc. There are no consents, licenses, orders, authorizations or approvals of, or registrations with, any governmental or public body or authority which presently are required in connection with the valid execution, delivery and performance of the Basic Documents to which the Lessee is a party, the valid execution, delivery and performance of the Original Bills of Sale by the Existing Fuel Companies, and the certificates, instruments and documents executed, or to be executed, on behalf of the Lessee or either of the Existing Fuel Companies in connection with the transactions contemplated thereby, that have not been obtained and any such consents, licenses, orders, authorizations, approvals and registrations that have been obtained are in full force and effect. There are no material consents, licenses, permits, certificates, orders, authorizations or approvals of, or registrations with, any Person which presently are required in connection with the ownership by the Lessee of its property and assets and for the conduct of its business as now conducted, that have not been obtained or for which applications for renewal have not been timely filed and are pending, and consents, licenses, permits, certificates, orders, authorizations, approvals and registrations that have been obtained are in full force and effect.

          (h) Defaults. The Lessee is not in default under (i) any contract to which it is a party with any manufacturer relating to the acquisition, processing, enrichment or fabrication of nuclear fuel materials, and, to the best of Lessee's knowledge, none of the other parties to such contracts are in material default of their obligations to Lessee thereunder, or (ii) any agreement, indenture or mortgage for borrowed money in excess of $20,000,000.

          (i) ERISA.  The provisions of each defined benefit plan, as defined in
Section 3(35) of ERISA, maintained by the Lessee or by any consolidated subsidiary of the Lessee are in compliance in all material respects with applicable requirements of ERISA and of the Code, and with all applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements.

          (j) Title to Fuel; Liens. (1) Each Nuclear Fuel Contract assigned under this Fuel Lease on the date hereof is in full force and effect, and Lessee has delivered to Lessor a true and complete copy of such Nuclear Fuel Contract as presently in effect; (2) prior to its sale to Lessor, Lessee or an Existing Fuel Company, as the case may be, had good title to all of the Nuclear Fuel transferred by it, free and clear of all Liens (except for Liens permitted by Section 15(i), (ii), (iv) or (vi) of this Fuel Lease), and Lessee and the Existing Fuel Companies have not previously sold, assigned, transferred or created any Lien in, the Nuclear Fuel, any Nuclear Fuel Contract or any part thereof (except for Liens of or granted by the Existing Fuel Companies which are to be released contemporaneously with the purchase of such Nuclear Fuel from the Existing Fuel Companies); (3) Lessee shall warrant and defend forever Lessor's title to the Nuclear Fuel so transferred by Lessee or an Existing Fuel Company;
(4) neither Lessee nor either Existing Fuel Company, as applicable, has waived performance by any other Person obligated under any assigned Nuclear Fuel Contract of any material obligation of such Person thereunder; (5) neither Lessee nor any other Person is in default in the payment, performance or observance of any material term, covenant or agreement on its part to be performed or observed under any assigned Nuclear Fuel Contract; and (6) no financing statement (other than any which may have been filed on behalf of any Assignee of Lessor) covering all or any part of the Nuclear Fuel or any Nuclear Fuel Contract is on file in any public office (except for financing statements of the Existing Fuel Companies, which are to be released contemporaneously with the purchase of Nuclear Fuel from such Existing Fuel Companies).

          SECTION 3.  Lease of Nuclear Fuel; Term.

          (a) The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, the Nuclear Fuel for the term provided in this Fuel Lease and subject to the terms and provisions hereof.

          (b) The term of this Fuel Lease shall begin at 12:01 A.M., Chicago time, on November 23, 1993, and, except as otherwise provided herein, shall terminate on September 30, 2013.

          SECTION 4. Title to Remain in the Lessor; Fuel Management; Nuclear Fuel to be Personal Property and Used for Generation; Location.

          (a) Title to and ownership of the Nuclear Fuel shall at all times remain in the Lessor and at no time become vested in the Lessee except in accordance with an express provision of this Fuel Lease. This agreement is a lease only, and shall not give or grant to the Lessee any right, title or interest in or to the Nuclear Fuel, or any portion thereof, except the rights of a tenant in accordance with the provisions hereof.

          (b) Except as otherwise expressly limited by the provisions of this Fuel Lease, the Lessee shall have full right and lawful authority to engage in Fuel Management. The Lessee is hereby designated the lawful representative of the Lessor in all dealings with the Manufacturers and any regulatory agency having jurisdiction over the ownership, possession or utilization of the Nuclear Fuel.

          (c) The Nuclear Fuel is personal property and the Lessee shall, at its expense, take all such action as may be required to cause the Nuclear Fuel to retain its character as personal property. The Nuclear Fuel shall not become part of any real property on which it or any portion thereof may from time to time be situated, notwithstanding the means by which it is installed or attached thereto and notwithstanding any law or custom or the provisions of any lease, mortgage or other instrument applicable to any such real property. The Lessee agrees to indemnify the Lessor and each Assignee and each Secured Party against, and to hold the Lessor and each Assignee and each Secured Party harmless from, all losses, costs and expenses resulting from any of the Nuclear Fuel becoming real property.

          (d) The Lessee represents and warrants to the Lessor that the Nuclear Fuel location will be limited to: (i) the Manufacturers' facilities, (ii) a Generating Facility, (iii) a

Storage Facility, (iv) a Reprocessing facility, or (v) transit between any of such facilities, except as Lessee is otherwise instructed by Lessor pursuant to
Section 25(b)(ii) hereof and except as provided in Section 10(a) hereof.

          SECTION 5.  Basic Rent and Additional Rent; Procedure for Payment.

          (a) The Lessee irrevocably and unconditionally covenants to pay to the Lessor, or to such other person as the Lessor may direct, on each Basic Rent Payment Date, at not later than 10:00 A.M., Chicago time, the respective amounts of Basic Rent (net of any prepayments) shown on Annex I to the Rent Schedule delivered to the Lessor in accordance with clause (i) of Section 5(b) hereof in respect of such Basic Rent Payment Date. The Lessee may prepay Basic Rent at any time by delivering such amount and a Rent Schedule appropriately completed. The Lessee agrees to prepay Basic Rent if and to the extent required to enable Lessor to pay interest or other amounts due under a Credit Agreement, the Note Purchase Agreements, the IT Notes or any other Basic Documents.

          (b) On or before each Basic Rent Payment Date, the Lessee shall:

              (i) deliver to the Lessor a Rent Schedule and Annex
           I duly completed with respect to the Basic Rent Period ending on or immediately prior to such Basic Rent
           Payment Date; and

              (ii) pay to the Lessor, or to such other Person as the Lessor may direct, the amount shown for Basic Rent
           (net of any prepayments) in such Annex I.

Each such Rent Schedule shall be signed and delivered in triplicate.

          (c) All sums payable by the Lessee to the Lessor shall be payable in funds which are immediately available at the place of payment on the date when due, and shall be paid to the Lessor at the Lessor's address for purposes of notices hereunder or to such other person or at such other address as the Lessor may from time to time designate.

          (d) In addition to the Basic Rent, the Lessee will also pay, on demand, from time to time, as additional rent (herein called "ADDITIONAL RENT") to the Lessor or such other persons as the Lessor may direct from time to time,
(i) all Lessor's legal, accounting, administrative and other management and operating expenses and taxes to the extent not paid as part of the Basic Rent,
(ii) all expenses and payments under Sections 4(c), 5(g) and 11 hereof, (iii) interest at the rate incurred by the Lessor, as a result of any delay in payment by the Lessee, to meet obligations that would have been satisfied out of prompt payment by the Lessee, and (iv) any other amounts necessary to enable the Lessor to meet its obligations under the Basic Documents. In the event of any failure by the Lessee to pay Additional Rent, the Lessor shall have all the rights, powers and remedies as in the case of failure to pay Basic Rent.

          (e) The Lessee shall have reasonable access to the books and accounting records, if any, relating to this Fuel Lease maintained by the Lessor for purposes of auditing the computation of any and all payments made or accrued under this Fuel Lease, and Lessor shall, upon reasonable notice and at Lessee's expense, make such books and accounting records available on Lessor's premises for such purpose or such other purposes as the Lessee deems appropriate.

          (f) The Lessor shall have reasonable access to the books and accounting records of the Lessee relating to the Nuclear Fuel and Nuclear Fuel Contracts for purposes of auditing the computation of any and all payments made or accrued under this Fuel Lease.

          (g) If any lien, encumbrance or charge of any kind or any judgment, decree or order of any court or other governmental authority (including, without limitation, any tax lien affecting the Lessor), whether or not valid, shall be asserted or entered which interferes with the due and timely payment of any sum payable hereunder or the due and timely receipt and application thereof by Lessor or any Secured Party of any sum payable by Lessor under or pursuant to a Credit Agreement, any Additional Financing, the Note Purchase Agreements or the IT Notes, Lessee shall, on receipt of notice to that effect from Lessor, promptly take such legally permissible action as may be necessary to prevent or terminate such interference. Lessee shall indemnify and hold harmless Lessor and each Secured Party from and against any and all losses and damages caused by any such interference.

          (h) The obligation of Lessee to make all payments pursuant to this Fuel Lease (including, without limitation, the payments to be made pursuant to Section 20(b) hereof) shall be absolute and unconditional and shall not be affected by any circumstances of any character. The obligation of Lessee to make all payments due hereunder and to take any and all Nuclear Fuel during the term of this Fuel Lease is without any warranty or representation as to any matter whatsoever on the part of the Lessor or any Assignee or any Secured Party and, as between Lessee and Lessor, any Assignee or any Secured Party, Lessee assumes all risks and waives any and all defenses to such obligation to pay, including, without limitation, any defense relating to: (a) the safety, title, condition, intensity, quality, quantity, temperature, fitness for use, merchantability or any other quality or characteristic of the Nuclear Fuel, or whether or not any heat whatsoever is produced by the Nuclear Fuel or is taken or utilized by Lessee, (b) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against the Lessor, any holder of outstanding Commercial Paper from time to time, any holder of outstanding IT Notes from time to time, any Assignee, any Secured Party or anyone else for any reason whatsoever, (c) any defect in title or ownership of the Nuclear Fuel or in the condition, design, operation, merchantability or fitness for a particular purpose of the Nuclear Fuel or any Generating Facility or any part of either thereof, (d) any loss, theft or destruction of, or damage to, the Nuclear Fuel, in whole or in part, or cessation of the use or possession of the Nuclear Fuel by Lessee for any reason whatsoever and of whatever duration, or any condemnation, confiscation, requisition, seizure, purchase, taking or forfeiture of the Nuclear Fuel, in whole or in part, unless upon any of the foregoing occurrences this Fuel Lease shall have terminated and the Nuclear Fuel shall have been purchased by Lessee pursuant to Section 20(b) hereof, (e) any inability or illegality with respect to the use or possession of the Nuclear Fuel by Lessee or the ownership thereof by the Lessor, (f) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required governmental licenses, permits, consents, authorizations or approvals, (g) the invalidity or unenforceability of this Fuel Lease or any other Basic Document or any other infirmity therein or any lack of power or authority of the Lessor or Lessee to enter into this Fuel Lease or any other Basic Document, (h) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, (i) whether, at any time in question, any contractor shall have performed any of its duties and obligations under any Nuclear Fuel Contract or any other agreement relating thereto, (j) any act, failure to act, omission or breach on the part of Lessor, any Bank, any IT Noteholder, or the Indenture Trustee under the Credit Agreement, the Note Purchase Agreements, the Indenture or any Basic Document or other documents or otherwise including, without limitation, the failure of any Bank, any IT Noteholder, the Indenture Trustee or the Lessor to take any action or exercise any right hereunder or under the Credit Agreement, the Note Purchase Agreements, the Indenture, any Basic Document or any other document referred to herein or therein or contemplated hereby or thereby, (k) any claim resulting from any other dealing between Lessor, any Bank, any IT Noteholder or the Indenture Trustee, and Lessee (it being understood that the foregoing shall not be deemed a waiver of any rights which Lessee may have against any such party as a result of any such act, failure to act, omission or breach), (l) any renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, release, indulgence or other act, or failure to act, or omission by any party in respect of the Credit Agreement, the Note Purchase Agreements, any Basic Document, any of the IT Notes, any Nuclear Fuel Contract or any security document or other document referred to in or contemplated by any thereof, or with respect to any indebtedness or obligation of Lessor, whether or not Lessee shall have assented thereto or have had any notice or knowledge of any of the foregoing, (m) the legality, validity, irregularity or enforceability of any Basic Document, the Credit Agreement, the Note Purchase Agreements, any of the IT Notes, any Nuclear Fuel Contract or any other agreement of Lessee, Lessor or any Bank, IT Noteholder or the Indenture Trustee relating to the Nuclear Fuel or any Generating Facility or the financing, construction, ownership, purchase or sale thereof, or (n) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing which might otherwise serve as a defense or relieve Lessee of any of its obligations and liabilities hereunder, any present or future law to the contrary notwithstanding, it being the intent of the parties hereto that all amounts payable by Lessee hereunder shall continue to be payable in all events, in the manner and in the time herein provided and that the obligation to make such payments shall not be discharged except by payment in full as herein provided. Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, revoke, cancel, quit, rescind or surrender this Fuel Lease or to any abatement, suspension, deferment, diminution or redemption of any amounts payable by Lessee hereunder except in accordance with the express terms hereof. If for any reason whatsoever this Fuel Lease shall be terminated in whole or in part by operation of law or otherwise, except as is specifically provided herein, Lessee nonetheless agrees to pay to the Lessor an amount equal to each payment set forth in Section 5 and Section 20(b) hereof at the time such payment would have become due and payable in accordance with the terms hereof had this Fuel Lease not been terminated in whole or in part. All payments made by Lessee pursuant to this Fuel Lease shall be final and Lessee will not seek or have any right to recover all or any part of such payment from the Lessor, any holder of Commercial Paper, any holder of IT Notes, any Assignee, any Secured Party or any other party to any of the Basic Documents or any of the other agreements referred to herein, except in the case of overpayment by mistake.

          SECTION 6.  Payment of Costs by the Lessor.

          So long as no Lease Event of Default has occurred and is then continuing and no Termination Event has occurred, whenever the Lessee desires the Lessor to acquire title to property which, upon such acquisition, shall become a part of the Nuclear Fuel and to pay any Acquisition Costs relating thereto, or the Lessee desires that payment to a Manufacturer or payment to the Lessee be made of any Acquisition Costs or Capitalized Costs or both of any portion of the Nuclear Fuel, including Nuclear Fuel acquired after the date of this Fuel Lease either as additional Nuclear Fuel or as replacement Nuclear Fuel, the Lessee may deliver to the Lessor a Fuel Schedule in substantially the form of Schedule D hereto, dated as of the date of delivery and fully executed by the Lessee, which shall (i) describe in Annex II thereto, in the same manner as in Schedule A hereto, such portion of the Nuclear Fuel, (ii) set forth in Annex I thereto, in the manner specified in Section 29 hereof, the Acquisition Costs and Capitalized Costs payable to such Manufacturer or incurred by the Lessee or the Lessor as of the date of such Fuel Schedule with respect to such portion of the Nuclear Fuel, and (iii) set forth in item 2 thereof that portion of such Acquisition Costs and Capitalized Costs which have not previously been the basis of payment to such Manufacturer or payment to the Lessee pursuant to this Section 6, and with respect to which the Lessee desires payment. Each delivery of a Fuel Schedule by the Lessee shall constitute a representation by the Lessee to the effect that since the date of its last Fuel Schedule there has been no material change in the condition or business of the Lessee which in any way materially adversely affects the ability of the Lessee to perform its obligations under the Basic Documents to which it is a party, except as may be set forth in Forms 10-K, 10-Q or 8-K or in Registration Statements filed by the Lessee with the Securities and Exchange Commission since such date, copies of which shall be attached to such Fuel Schedule.

          At such time as a Nuclear Fuel Contract provides for transfer of title to any portion of the Nuclear Fuel for which a Fuel Schedule has been or is being submitted to the Lessor by the Lessee, the Lessee shall cause the relevant Manufacturer to deliver to the Lessor a duly executed Bill of Sale (or shall itself deliver a Bill of Sale to the Lessor if title is being transferred by Lessee to Lessor) substantially in the form of Schedule C hereto describing any portion of the Nuclear Fuel unless the Nuclear Fuel Contract provides for the transfer of title to the Lessor without execution and delivery by the relevant Manufacturer of a bill of sale; and at such time as a Fuel Schedule is delivered, the Lessee shall deliver to the Lessor a duly executed Bill of Sale substantially in the form of Schedule C hereto describing any portion of the Nuclear Fuel to which the Lessee has title; and the Lessor shall accept such Bill or Bills of Sale. Not later than ten days after the Lessor shall have received a Fuel Schedule hereunder, the Lessor shall pay to the Lessee the amount of the requested payment in immediately available funds if so requested and shall complete such Fuel Schedule so delivered by setting forth in Annex I thereto the Investment in such portion of the Nuclear Fuel as of the date of such payment, and shall execute such Fuel Schedule and deliver copies thereof to the Lessee, provided, however, that the Lessor shall not be required to make any payment pursuant to this Section 6 (i) if and to the extent that, at the time of such payment by the Lessor, such payment exceeds the sum of (a) the amount of credit then capable of being drawn by the Lessor under a Credit Agreement, all Additional Financings and IT Notes in effect at the time of such proposed payment plus (b) the amounts available to the Lessor for disbursement from the Collateral Account or (ii) if such proposed payment relates to a Nuclear Fuel Contract between the Lessee and a Manufacturer which has not theretofore been duly assigned (in form and substance satisfactory to the Lessor) by the Lessee to the Lessor as an Assigned Agreement or a Partially Assigned Agreement and as to which assignment Lessor has not received evidence to establish that such Manufacturer has theretofore consented to the extent reasonably practicable (in form and substance satisfactory to the Lessor).

          SECTION 7. Taxes.

          The Lessee agrees that it will promptly pay or contest in good faith all taxes, assessments and other governmental charges and fees levied or assessed upon the interest of the Lessor in the Nuclear Fuel or any part thereof during the term of this Fuel Lease and against the Lessor on account of the transactions, including investments, contemplated by the Basic Documents and the documents contemplated therein including, without limitation, any Federal, state or local income or excess profits taxes or franchise taxes against the Lessor on or measured by any moneys payable under the Basic Documents or the net income therefrom or by the value of any Nuclear Fuel; provided that this Section 7 shall not be deemed to obligate the Lessee to pay any excise and use taxes, and other governmental charges which may have been included in the Capitalized Cost of any Nuclear Fuel. The Lessee further agrees at its expense, to do to the extent permitted by law or applicable regulatory agencies, all things required to be done by the Lessor in connection with the levy, assessment, billing or payment of any such taxes and is hereby authorized by the Lessor to act for and on behalf of the Lessor in any and all such respects, and to file, on behalf of the Lessor, all required tax returns and reports concerning the Nuclear Fuel.

          SECTION 8. Condition and Use of Nuclear Fuel; Quiet Enjoyment.

          (a) Each assembly of the Nuclear Fuel is leased subject to the rights of any parties in possession thereof and the state of the title thereto and the rights of ownership therein whenever the same first becomes subject to this Fuel Lease, and subject to the right of any secured party under any security agreement, and to all applicable zoning regulations, restrictions, rules, licenses and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction, and is leased in the state and condition thereof when the same first becomes subject to this Fuel Lease, without representations or warranties of any kind by the Lessor, any Assignee or Secured Party, or any person acting on behalf of any of them. THE LESSEE ACKNOWLEDGES AND AGREES THAT THE TYPE AND DESIGN OF THE NUCLEAR FUEL HAVE NOT BEEN SELECTED BY THE LESSOR, ANY ASSIGNEE OR SECURED PARTY, THAT NEITHER THE LESSOR, NOR ANY ASSIGNEE NOR ANY SECURED PARTY HAS SUPPLIED ANY SPECIFICATIONS WITH RESPECT TO THE MANUFACTURE OF ANY PORTION THEREOF AND THAT NEITHER THE LESSOR, NOR ANY ASSIGNEE, NOR ANY SECURED PARTY NOR ANY PERSON (EXCEPT THE LESSEE) ACTING ON BEHALF THEREOF (i) IS A MANUFACTURER OF, OR DEALER IN, NUCLEAR MATERIAL OF ANY KIND OR HAS ANY LICENSE TO USE OR POSSESS SUCH MATERIAL, (ii) HAS MADE ANY RECOMMENDATION,

GIVEN ANY ADVICE OR TAKEN ANY OTHER ACTION WITH RESPECT TO (x) THE CHOICE OF ANY MANUFACTURER, SUPPLIER, VENDOR, PROCESSOR, DESIGNER, FABRICATOR OR TRANSPORTER OF, OR ANY OTHER CONTRACTOR WITH RESPECT TO, THE NUCLEAR FUEL OR ANY PORTION THEREOF, OR (y) ANY ACTION TAKEN OR TO BE TAKEN WITH RESPECT TO THE NUCLEAR FUEL OR ANY PORTION THEREOF AT ANY STAGE OF THE NUCLEAR FUEL CYCLE, (iii) HAS AT ANY TIME HAD PHYSICAL POSSESSION OF ANY PORTION OF THE NUCLEAR FUEL OR MADE ANY INSPECTION THEREOF OR (iv) HAS MADE ANY WARRANTY OR OTHER REPRESENTATION, EXPRESS OR IMPLIED, THAT THE NUCLEAR FUEL (x) WILL NOT RESULT IN INJURY OR DAMAGE TO PERSONS OR PROPERTY, (y) HAS BEEN PROPERLY DESIGNED OR FABRICATED OR WILL ACCOMPLISH THE RESULTS WHICH THE LESSEE INTENDS THEREFOR, OR (z) IS SAFE IN ANY MANNER OR RESPECT. NO WARRANTY HAS BEEN OR IS MADE BY THE LESSOR, ANY ASSIGNEE, ANY SECURED PARTY OR ANY PERSON ACTING ON BEHALF THEREOF, EXPRESS OR IMPLIED, RELATING TO THE NUCLEAR FUEL OR ANY PORTION THEREOF, WITH RESPECT TO MERCHANTABILITY, FITNESS OR OTHERWISE, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER PRESENT OR FUTURE LAW, OR OTHERWISE.

          (b) The Lessor hereby assigns to Lessee any and all rights Lessor may have under any Manufacturer's warranties or undertakings, express or implied, and authorizes the Lessee at the Lessee's cost and expense, to assert all rights and claims, and to bring suits, actions and proceedings, in its own name or in the name of the Lessor, in respect of any Manufacturer's warranties or undertakings, express or implied, relating to any portion of the Nuclear Fuel and, in the absence of a Lease Event of Default hereunder, to retain the proceeds of any such suits, actions and proceedings.

          (c) The Lessee has investigated the state of the title to and rights of ownership in the Nuclear Fuel subject to this Fuel Lease at the commencement of the term hereof and has made a physical inspection of the Nuclear Fuel subject to this Fuel Lease at the commencement of the term hereof or reasonably prior thereto and is satisfied with and has approved the same for all purposes hereof. The Lessee will from time to time after such commencement make a similar investigation of title and rights of ownership of each portion of the Nuclear Fuel as the same becomes subject to this Fuel Lease and will not permit any such portion to become subject to this Fuel Lease unless the Lessee is similarly satisfied with and has similarly approved the same for all purposes hereof. The Lessee warrants that all Nuclear Fuel will be, at the time it becomes subject to this Fuel Lease, free of liens, encumbrances and rights of other persons, except as permitted by this Fuel Lease, and except as provided in
Section 8(b) hereof, the Lessee will not, without the prior written consent of the Lessor, take any action which would affect or impair the Lessor's rights in respect of Manufacturers' or other warranties or undertakings. No approval by the Lessee pursuant to this Section 8(c) shall affect or impair any of the Lessee's rights under Section 8(b) hereof or otherwise in respect of any Manufacturers' or other warranties or undertakings.

          (d) So long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall have exclusive possession and use of the Nuclear Fuel. The Lessee may use the Nuclear Fuel for the generation of electricity and purposes incidental, supplemental or ancillary thereto, including storage or holding of the Nuclear Fuel for ultimate usage thereof. The Lessee will not do or permit any act or thing to be done (i) which might impair the value or usefulness of the Nuclear Fuel or any part thereof (other than (w) any impairment of Nuclear Fuel loaned pursuant to Section 10(e) hereof, (x) in the normal usage thereof in the production of electric energy, (y) as may be incidental to the Nuclear Fuel Cycle, or (z) as such value may be reduced by a tax benefit transfer permitted by Section 32(b) hereof), (ii) which is contrary to any Legal Requirement or Insurance Requirement, or (iii) which might impair the security interest of any Assignee in the Nuclear Fuel or in Lessor's interest in this Fuel Lease.

          SECTION 9. Maintenance of the Nuclear Fuel.

          The Lessee will (i) at its own expense (without limiting the Lessee's right, if any, to request payment by the Lessor of such expense provided in
Section 6 hereof; provided that, if the Lessee has received payment by the Lessor of such expense, any insurance proceeds received by the Lessee to reimburse it for such expense will be paid by the Lessee to the Lessor) keep the Nuclear Fuel in good condition and will promptly make or cause to be made all necessary or appropriate repairs, replacements and renewals or Restoration thereof, and (ii) at its own expense (without limiting the Lessee's right, if any, to request payment by the Lessor of such expense provided in Section 6 hereof) arrange for proper Fuel Management. The Lessee shall use its best efforts to see that all repairs, replacements and renewals or Restoration shall be done in a workmanlike manner. The Lessee will be responsible for all actions and expense necessary or appropriate for the proper acquisition, transportation, utilization, preservation, storage, disposal and safety of the Nuclear Fuel. Neither the Lessor nor any Assignee nor any Secured Party shall be required to perform any construction, or to alter, repair, rebuild or replace the Nuclear Fuel or any portion thereof, or to maintain, service or manage the Nuclear Fuel or any portion thereof in any way or to engage in Fuel Management, and the Lessee hereby expressly waives the right, if any, to perform any construction, or to make such alterations or repairs or to effect any such Fuel Management at the expense of the Lessor, any Assignee or any Secured Party which may be provided for in any law now in effect or hereafter enacted.

          SECTION 10. Removals, Purchase of Nuclear Fuel, Transfer to the Lessee, Commingling, Substitution.

          (a) If no Lease Event of Default under this Fuel Lease shall have occurred and be continuing, the Lessee shall have the right at any time and from time to time during the continuance of this Fuel Lease, at the Lessee's expense (without limiting the Lessee's right, if any, to request payment by the Lessor of such expenses provided in Section 6 hereof) to move any assembly of the Nuclear Fuel to any location in accordance with Section 4(d) hereof for the purpose of storage or having services performed thereon in connection with any stage of the Nuclear Fuel Cycle other than the Heat Production stage, provided that no such action shall materially reduce the heat production capacity, Net Investment Value, or fair market value of such assembly, provided, further, that Lessee shall give notice to the Indenture Trustee and the Lessor if any such move requires the movement of such Nuclear Fuel outside the State of Illinois, and provided, further, that unless such assembly shall have been released from this Fuel Lease pursuant to Section 10(b) hereof, (i) such assembly shall be and remain the property of the Lessor, subject to this Fuel Lease and the Trust Indenture (except as permitted by Section 10(c) hereof) and (ii) as a condition of such removal and relocation, all necessary governmental approvals and licenses with respect thereto shall have been procured and shall be in full force and effect, all necessary recordings and filings shall have been duly made in the public offices in which such recordings and filings must be made in order to publish notice or otherwise protect the validity and effectiveness of this Fuel Lease and the valid first security interest created therein or in the Nuclear Fuel by the Trust Indenture with respect to such Nuclear Fuel (except as permitted by Section 10(c) hereof) and with respect to this Fuel Lease and payments hereunder and with respect to any Nuclear Fuel Contract, and all fees, taxes and charges payable in connection with such recordings and filing shall have been paid in full by the Lessee and the Lessee shall have complied in full with all applicable Legal Requirements and Insurance Requirements. Any such removal shall constitute the agreement of the Lessee that the Lessee will continue to be obligated in respect of such assembly as provided in this Fuel Lease notwithstanding such removal, that the Lessee will pay or cause to be paid (without limiting the Lessee's right, if any, to request payment by the Lessor of such expense provided in Section 6 hereof) all taxes and expenses incurred or to be incurred by the Lessor, the Lessee, any Assignee and any Secured Party by reason of such removal and relocation, and that the indemnities by the Lessee contained in Section 11 hereof shall extend to the use, possession, conduct or management, or any work, improvement, demolition or thing done in or about or in respect of such assembly so removed to the same extent as if its place or relocation were a Generating Facility. The provisions of this Section 10(a) shall be applicable to each subsequent removal of any assembly of the Nuclear Fuel so removed from the place of relocation to which it was removed after its initial removal from the Generating Facility.

          (b) So long as there is no Termination Event, at any time and from time to time, the Lessee shall have the right to purchase all or any portion of the Nuclear Fuel. Partial interests in the separate assemblies of the Nuclear Fuel may be purchased by the Lessee. In the event that (i) Heat Production with respect to any Nuclear Fuel, once commenced, for any reason (including but not limited to the occurrence of any event described in Section 18(a) and 18(b) hereof) ceases for a period of twenty-four consecutive months (subject, in the case of any event described in Section 18(a) hereof, to Unavoidable Delays, but in no event later than thirty months) or (ii) any Nuclear Fuel which was intended to have been engaged in Heat Production at a Generating Facility or Facilities at which an accident or incident referred to in Section 18(b) hereof has occurred cannot be reassigned to another Generating Facility as contemplated by Section 18(b), the Lessee shall, in the case of any Nuclear Fuel described in clause (i) hereof, purchase such Nuclear Fuel within sixty days after the expiration of such twenty-four month period notwithstanding any Unavoidable Delays (except as provided in Section 18(a) hereof) and shall, in the case of any Nuclear Fuel described in clause (ii) hereof, purchase such Nuclear Fuel as contemplated by
Section 18(b) hereof. In the event that Heat Production with respect to any Nuclear Fuel has been completed, then Lessee shall purchase pursuant to this
Section 10(b) such Nuclear Fuel unless Reprocessing is available and Lessee elects to have such Nuclear Fuel reprocessed and remain subject to this Fuel Lease as provided in Section 10(c) hereof. In the event that any Nuclear Fuel is found to be stolen or lost or any event shall occur which results in any Nuclear Fuel (i) not being provided by a Manufacturer pursuant to the applicable Nuclear Fuel Contract (ii) not being returned to the Company from a Manufacturer pursuant to the applicable Nuclear Fuel Contract or (iii) being returned in a form which results in a reduction in the Net Investment Value of said Nuclear Fuel, then Lessee shall purchase such Nuclear Fuel or, in the case of clause
(iii) above, an amount of such Nuclear Fuel equal to such reduction in Net Investment Value. In the event Lessee permanently shuts down any Generating Facility for economic or other reasons, Lessee shall, with respect to Nuclear Fuel allocated for use at or by such Generating Facility, either purchase or reassign or relocate to another Generating Facility such Nuclear Fuel within six months from the date of such shutdown. Whenever the Lessee desires or is required to purchase any portion of the Nuclear Fuel, regardless of the then present stage of its Nuclear Fuel Cycle, then the Lessee shall deliver to the Lessor a certificate in the form of Schedule B hereto showing the Net Investment Value of such portion of the Nuclear Fuel at the date of such certificate and shall pay to the Lessor, in the manner provided by Section 5(c) hereof, an amount equal to such Net Investment Value and at such time shall pay all Additional Rent then due and payable to the Lessor. Thereupon, the Lessor shall deliver to the Lessee or any other Person designated by the Lessee a Bill of Sale in the form of Schedule E hereto transferring to the Lessee or such other Person for no additional consideration all right, title, interest and claim of the Lessor to such portion of the Nuclear Fuel. Thereupon such portion of the Nuclear Fuel shall cease to be Nuclear Fuel and shall cease to be subject to any provision of this Fuel Lease. Upon delivery of such Bill of Sale, the Lessor and the Lessee shall execute a Fuel Schedule eliminating the description of such portion of the Nuclear Fuel from Schedule A to this Fuel Lease as theretofore supplemented and amended.

          (c) The Lessor and the Lessee recognize that during the processing and reprocessing of Nuclear Fuel leased hereunder before and after utilization in a Generating Facility, a Manufacturer performing service on such Nuclear Fuel may require that title thereto be transferred to such Manufacturer and that such Nuclear Fuel be commingled with other nuclear fuel, with an obligation on such Manufacturer, upon completion of the services, to reconvey a specified amount of nuclear fuel and clear and unencumbered title thereto. Accordingly, the Lessor and the Lessee agree that (i) Nuclear Fuel, which is subject to a Nuclear Fuel Contract, leased hereunder may become subject to such a contract notwithstanding any provision of this Fuel Lease to the contrary, (ii) as between the Lessor and the Lessee, such Nuclear Fuel shall be deemed to be and remain leased hereunder while title thereto is in such Manufacturer and (iii) title to the Nuclear Fuel so delivered by such Manufacturer upon completion of its services automatically shall vest in the Lessor, and such Nuclear Fuel automatically shall be leased hereunder and shall be subject to the Trust Indenture and any related security agreement in substitution for the Nuclear Fuel originally delivered to such Manufacturer. Upon such delivery to such Manufacturer and redelivery from such Manufacturer, the Lessee shall deliver to the Lessor an appropriate Fuel Schedule.

          (d) After the utilization of the Nuclear Fuel leased hereunder in a Generating Facility, the Lessor will, at the Lessee's request, transfer title to Nuclear Fuel leased hereunder in accordance with Section 21 hereof to a third party in exchange for the simultaneous transfer to the Lessor of clear and unencumbered title to replacement Nuclear Fuel having a fair market value not less than that of the Nuclear Fuel conveyed to such third party, which replacement Nuclear Fuel shall for purposes of this Fuel Lease be deemed to have a Net Investment Value not less than that of the transferred Nuclear Fuel, subject to adjustment as set forth in the last sentence of this Section 10(d). The Nuclear Fuel received by the Lessor pursuant to any such exchange shall be automatically substituted for the Nuclear Fuel delivered by the Lessor and deemed to be subject to this Fuel Lease, the Trust Indenture and any related security agreement. Subject to the limitation on payment contained in Section 6 hereof, the Lessor shall pay any additional amounts required to effect such exchange. Such payments shall increase the Acquisition Cost of the substituted Nuclear Fuel and a new Fuel Schedule reflecting such increased Acquisition Cost shall be executed and delivered by the Lessor and the Lessee.

          (e) Notwithstanding anything else in this Fuel Lease to the contrary, Lessee may, upon prior written notice to Lessor, engage in one or more transactions by which a portion of the Nuclear Fuel is loaned to any one or more Nuclear Fuel Users ("PERMITTED FUEL LOAN"); provided that the Net Investment Value of the Nuclear Fuel so loaned, together with the Net Investment Value of Nuclear Fuel subject to all other Permitted Fuel Loans at that time outstanding, shall not, in the aggregate, exceed five percent of the Net Investment Value of all of the Nuclear Fuel as of the date of such transaction or transactions. Any Nuclear Fuel loaned by means of a Permitted Fuel Loan shall be released from this Fuel Lease upon the execution and delivery by Lessee to Lessor of three copies of a Fuel Schedule and Annex III thereto upon which a notation shall appear indicating that such Nuclear Fuel is to be released from this Fuel Lease. Thereupon, such portion of the Nuclear Fuel shall cease to be Nuclear Fuel and shall cease to be subject to any provision of this Fuel Lease or of any Trust Indenture. At the time of entering into any such Permitted Fuel Loan, Lessee shall assign to Lessor all rights of Lessee to receive nuclear fuel from such Nuclear Fuel User in repayment of such Permitted Fuel Loan. Lessee will nevertheless continue to be obligated in respect of such fuel as provided in this Fuel Lease, will pay or cause to be paid all taxes and reasonable expenses incurred by Lessor, Lessee, any Assignee or any Secured Party by reason of such transaction, and the indemnities contained in this Fuel Lease (including without limitation in Section 11 hereof) shall continue in full force and effect with respect to such fuel. Upon the repayment by any Nuclear Fuel User of fuel so loaned by delivery of the fuel comprising the repayment to Lessee, Lessee shall execute and deliver to Lessor three copies of a Fuel Schedule and Annex II thereto upon which a notation shall appear indicating that such fuel is to become subject to this Fuel Lease. Upon such delivery, the fuel shall become Nuclear Fuel and shall become subject to all provisions of this Fuel Lease and of the Trust Indenture. Lessee shall provide Lessor with monthly reports of all fuel loaned pursuant to a Permitted Fuel Loan.

          SECTION 11. Indemnification by the Lessee.

          The Lessee shall pay and indemnify and hold harmless the Lessor, each Assignee, each Secured Party, each Dealer, each Placement Agent and their respective officers, directors, incorporators, shareholders, partners, employees, agents and servants from and against all liabilities (other than liabilities arising out of the gross negligence or willful misconduct of such Person), Impositions, taxes (excluding, however, taxes measured solely by the net income of any Person indemnified or intended to be indemnified pursuant to this Section 11, except as otherwise provided in Section 7 hereof), losses, obligations, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) and judgments of any nature arising from or in any way relating to any and all of the following during the term of this Fuel Lease and thereafter: (a) any injury to or disease, sickness or death of persons, or loss of or damage to property, occurring through or resulting from any nuclear incident (as that term is defined in the Atomic Energy Act, 42 U.S.C. (Section)2011 et seq.) involving or connected in any way with the Nuclear Fuel or any portion thereof, (b) the acquisition, ownership (including strict liability of an owner or liability without fault), possession, disposition, sale, use, nonuse, misuse, leasing, fabrication, design, cycling, recycling, transportation, containerization, cooling, processing, reprocessing, storing, condition, management, operation, construction, maintenance, repair or rebuilding of the Nuclear Fuel or any portion thereof or resulting from the condition of adjoining and underlying land, buildings, streets or ways, (c) any use, nonuse or condition of, or any other matter of circumstance relating to, a Generating Facility, any Storage Facility, any other property associated therewith or any adjoining and underlying land, buildings, streets and ways, (d) any violation or default, or alleged violation or default, of this Fuel Lease by or on behalf of Lessee, or of any contracts or agreements to which the Lessee is a party or by which it is bound, or any Legal Requirements, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Nuclear Fuel or any portion thereof, (f) any infringement or alleged infringement of any patent, copyright, trade secret or other similar right relating to the Nuclear Fuel or any portion thereof, (g) Lessor's agreements or obligations contained in this Fuel Lease or its assignment of the Fuel Lease to the Indenture Trustee as security for its borrowings, (h) any claim arising out of loss or damage to the environment or (i) any claim arising out of strict or absolute liability in tort. Lessee also indemnifies each indemnitee, as aforesaid, from and against all other liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) and judgments of any nature which may be imposed on, incurred by, or asserted at any time against any indemnitee in any way relating to or arising out of the performance of this Fuel Lease or any other Basic Document to which Lessee is a party, provided, except for claims of a nature contemplated by clause (i) above, that the Lessee shall not be required to indemnify any indemnitee with respect to any liability relating to or arising out of indemnitee's gross negligence or willful misconduct and provided, further, that the foregoing immunity shall not limit the terms of any indemnity that the Lessee may grant separately to any indemnitee pursuant to any separate agreement. In the event that any action, suit or proceeding is brought against the Lessor or any other Person indemnified or intended to be indemnified pursuant to this Section 11 by reason of any such occurrence, the Lessor or such other Person or Persons shall promptly notify in writing the Lessee and thereupon the Lessee shall, at the Lessee's expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by the Lessee and reasonably acceptable to the Person or Persons indemnified or intended to be indemnified under this Section 11 provided there is no conflict of interest with the Person or Persons indemnified or intended to be indemnified under this Section 11. In the event a conflict of interest contemplated by the proviso of the immediately preceding sentence shall exist, then the Person or Persons as to which such conflict exists may be defended by counsel of its or their choice at Lessee's expense, provided Lessee's obligation for such expense shall be limited to one firm for all such Persons as to which such a conflict exists. The obligations of the Lessee under this Section 11 shall survive any termination of this Fuel Lease, the Indenture, any Note Purchase Agreement or any Credit Agreement, in whole or in part, and any payment, in whole or in part, of the Secured Obligations.

          SECTION 12.  Right to Inspect Nuclear Fuel.

          The Lessor, any Assignee and their authorized representatives may (i) enter any of the Generating Facilities or Storage Facilities owned by the Lessee at reasonable times, subject to applicable security regulations governing access thereto, for the purposes of inspecting the Nuclear Fuel and the reactors in which it may be loaded from time to time (subject to their availability for inspection and any legal or regulatory restrictions with respect thereto) and
(ii) discuss their condition and performance with the responsible officers and employees of the Lessee. The Lessee agrees subject to applicable state and Federal laws and regulations to make the Nuclear Fuel and the reactors in which it may be loaded from time to time available (to the extent practicable) for such inspection and to provide customary protective procedures and devices in connection therewith, and to make such officers and employees available for such discussion promptly after receiving notice thereof. The Lessor shall not have any duty to make any such inspection or conduct any such discussion and shall not incur any liability or obligation for not making any such inspection or for not conducting any such discussion.

          SECTION 13.  Payment of Impositions; Further Assurances.

          (a) Subject to the provisions of Section 16 hereof, the Lessee will pay all Impositions before any fine, penalty, interest or cost may be added for nonpayment, and will furnish to the Lessor, upon request, copies of official receipts or other satisfactory proof evidencing such payment.

          (b) The Lessee, at its expense, shall execute, acknowledge and deliver from time to time such further counterparts of this Fuel Lease or such affidavits, certificates, Bills of Sale, financing and continuation statements, consents and other instruments as may be reasonably requested by the Lessor in order to evidence the respective interests of the Lessor, the Lessee, any Assignee or any Secured Party in this Fuel Lease and the Nuclear Fuel or any portion thereof and in order to establish the character of the Nuclear Fuel as personal property and the perfected first security interest therein intended to be created by the Trust Indenture, and shall, at its expense, cause to be made any filing, recording or registration in such manner and at such time and in such places as may be required by any present or future law in order to publish notice and perfect the interests of the Lessor, any Assignee or any Secured Party in the Nuclear Fuel, this Fuel Lease or any right or payment thereunder. The Lessee, at its expense, shall take whatever further action, if any, shall be deemed reasonably necessary by the Lessor to confirm the title of the Lessor to the Nuclear Fuel.

          SECTION 14. Compliance with Legal and Insurance Requirements and with Instruments.

          Subject to the provisions of Section 16 hereof, the Lessee at its expense, will (i) comply with all Legal Requirements and Insurance Requirements, whether or not compliance therewith shall require structural or basic mechanical changes in any or all of the Generating Facilities or the Storage Facilities owned by the Lessee or changes in the design or fabrication of the Nuclear Fuel or any portion thereof, and whether or not such compliance will interfere with the use and enjoyment of any Generating Facility, Storage Facility or Nuclear Fuel or any portion thereof, (ii) procure, maintain and comply with all permits, licenses and other authorizations required for the ownership of the Nuclear Fuel or any portion thereof or any Nuclear Fuel Contract by the Lessor, or for any operation or use of the Nuclear Fuel or any portion thereof then being made, and for the proper maintenance thereof, and for the taking of all necessary and proper steps in the management of the Nuclear Fuel through each stage of the Nuclear Fuel Cycle, and (iii) comply with any other instruments of record or any contract or agreement at the time in force affecting title to or ownership of the Nuclear Fuel or any portion thereof, provided that any changes which are made to comply with Legal Requirements or Insurance Requirements shall be made in a manner to minimize any diminution in the value of the Nuclear Fuel, the Generating Facilities or the Storage Facilities, as the case may be.

          SECTION 15.  Liens.

          The Lessee will not directly or indirectly create or permit to be created or to remain, and will at its expense promptly discharge, any mortgage, lien, encumbrance or charge on, security interest in, or conditional sale or other title retention agreement with respect to, the Nuclear Fuel or any portion thereof, or any rights under any Nuclear Fuel Contract, or upon the Lessee's leasehold interest therein or in any sublease thereof, other than (i) liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for nonpayment, or being contested as permitted by Section 16 hereof, (ii) liens, charges or encumbrances resulting from acts of the Lessor or securing obligations of the Lessor which the Lessee is not obligated to pay or discharge under the terms of this Fuel Lease, (iii) liens of mechanics, laborers, materialmen, suppliers or vendors, or rights thereto, incurred in the ordinary course of business for sums for money which under the terms of the related contracts are not at the time due, provided that such reserve or other appropriate provisions, if any, as shall be required by generally accepted accounting principles shall have been made in respect thereof, (iv) any lien or interest granted by virtue of any transaction or use of Nuclear Fuel permitted by Sections 10(c) or 10(e) hereof, (v) liens created or permitted under the Basic Documents or arising from transactions permitted under this Fuel Lease or resulting from the acts of any Assignee or any Secured Party and (vi) rights of the United States or any agency of the United States under any statute or regulation arising from the enrichment of Nuclear Fuel.

          SECTION 16. Permitted Contests.

          The Lessee at its expense may contest after prior notice to the Lessor, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition or lien therefor, or any Legal Requirement, Insurance Requirement or any other mortgage, lien, encumbrance, charge, security interest, conditional sale or other contract or agreement referred to in Section 15 hereof; provided that (i) in the case of an unpaid Imposition or lien therefor, such proceedings shall suspend the collection thereof from the Lessor, any Assignee or any Secured Party, (ii) neither the Nuclear Fuel nor any portion thereof or interest therein nor any rights under any Nuclear Fuel Contract would be subject to being sold, forfeited, confiscated, condemned or lost, (iii) neither the use of the Nuclear Fuel or any portion thereof, nor the taking of any step necessary or proper with respect thereto in the management thereof through any stage of the Nuclear Fuel Cycle, nor the performance of any other act required to be performed by the Lessee under this Fuel Lease would be subject to being enjoined, prevented or otherwise interfered with, (iv) the Lessor or any Assignee would not be subject to any additional civil liability (other than interest which the Lessee agrees to pay), or any criminal liability, for or caused by failure to pay any such Imposition or to comply with any such Legal Requirement, Insurance Requirement or any such other mortgage, lien, encumbrance, charge, contract or agreement, (v) the Lessee shall have set aside on its books adequate reserves in accordance with generally accepted accounting principles with respect thereto and shall furnish such security, if any, as may be required in the proceedings, (vi) the exercise of any rights or remedies of the Lessor or any Assignee or Secured Party would not be impaired, and (vii) the insurance coverage required by Section 17 hereof shall not be diminished in any respect. The Lessee will pay, without limiting its right to request payment by the Lessor of such expenses as provided in Section 6 hereof, and save the Lessor, each Assignee and each Secured Party harmless against, all losses, judgments, decrees and costs, including reasonable attorneys' fees and expenses, in connection with any such contest and will, promptly after the final determination of such contest, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable therein, together with all penalties, fines, interest, costs and expenses thereon or in connection therewith. If any tax obligation shall be paid under protest and a refund is granted therefor and delivered to the Lessor, the Lessor shall promptly remit to the Lessee the full amount of the refund so received.

          SECTION 17. Insurance.

          (a) The Lessee shall, at its own cost and expense, obtain and, except as provided in the following sentence, maintain in effect with respect to the Nuclear Fuel and each Generating Facility and, to the extent available with respect to facilities at the other locations permitted under Section 4(d) hereof at which Nuclear Fuel is located, (i) an agreement or indemnification as required by Section 170 of the Atomic Energy Act or any other law, rule or regulation and (ii) nuclear liability insurance in such form and such amount as will meet the financial protection requirements of the Nuclear Regulatory Commission pursuant to Section 170 of the Atomic Energy Act. If the nuclear liability protection system provided by Section 170 of the Atomic Energy Act is repealed or modified or has expired, the Lessee will, without cost to Lessor, maintain in effect liability protection through government indemnity, limitation of liability or liability insurance in order to minimize impairment of protection afforded Lessor, any Assignee and any Secured Party by Section 170 of the Atomic Energy Act, as in effect on the date hereof, and by the provisions of this Section, but Lessee will not be required to maintain such protection except to the extent customarily maintained by nuclear plant owners. Further, Lessee shall maintain Supplier's and Transporter's Form Nuclear Liability Insurance.

          (b) The Lessee shall, at its own cost and expense, procure or cause to be procured and maintain or cause to be maintained "all risk" property damage insurance for the property at any Generating Facility (including Nuclear Fuel at any Generating Facility) insuring the Lessor, Lessee, any Assignee and any Secured Party against loss or damage to such insured property. Such insurance shall be from one or more of Nuclear Mutual Limited (NML), American Nuclear Insurers (ANI) and Mutual Atomic Energy Reinsurance Pool (MAERP), or Nuclear Electric Insurance Limited (NEIL), whichever is selected by the Lessee from time to time, and shall be for the benefit of all named insureds, the Lessee, the Lessor, any Assignee, any Secured Party, any Dealer and any

Placement Agent. The amounts of such insurance shall be not less than that required by prudent practice in the utility industry, and in any event not less than the amount necessary to comply with 110 CFR 50.54(w) (as such regulation may be amended or replaced by any successor rule or regulations adopted by the Nuclear Regulatory Commission governing the amount of insurance to be maintained). Any such insurance may provide for such deductibles as are available in nuclear property insurance covering property at any Generating Facility (including Nuclear Fuel at any Generating Facility), may include the standard coinsurance provisions contained in a nuclear property insurance policy and may exclude the types of property and certain perils customarily excluded from the standard nuclear property coverage in accordance with prudent practice in the electric utility industry. Otherwise, the terms of the coverage shall be at the discretion of the Lessee.

          (c) All insurance described in this Section 17 shall (i) cover the Lessee, the Lessor, any Assignee, any Secured Party, any Dealer and any Placement Agent and (ii) indemnify each to the extent of its respective interest. To the extent possible, the Lessor, any Assignee and any Secured Party shall each, to the extent their respective interest may appear, be an insured and, with respect to physical damage coverage, a named loss payee, in all insurance policies maintained by the Lessee under this Section 17 provided that, so long as no Lease Default or Lease Event of Default shall have occurred and be then continuing, the Lessee shall control the adjustment of any losses with the applicable insurer. If a Lease Default or Lease Event of Default shall have occurred and be then continuing, such loss shall be adjusted by the Lessee and an independent loss adjuster to be appointed by either (i) the Lessor or
(ii) any Assignee. Any loss proceeds and the draft payment thereof will be delivered to the Lessee for transmittal to the Indenture Trustee. To the extent possible, all such policies and, where obtainable, indemnification agreements, shall provide for at least thirty (30) days' written notice to the Lessor, any Assignee and any Secured Party, prior to any cancellation or material alteration of such policies and agreements.

          (d) Upon the request of the Lessor, the Lessee will provide the Lessor with insurance certificates in respect of the insurance procured pursuant to the provisions of Section 17(a) and Section 17(b) hereof and will advise the Lessor of all expirations and renewals of policies, all notices issued by the insurers thereunder having a materially adverse effect on coverage and all other changes of the types referred to in Section 20(a)(ii) hereof. On the date hereof and at yearly intervals thereafter during the term of this Fuel Lease, the Lessee will furnish to the Lessor a detailed statement as to the insurance coverage provided pursuant to Section 17(a) and Section 17(b) hereof and will give prompt notice as to any changes in the nature of such coverage including any changes which are materially adverse to the Secured Parties of which the Lessee has knowledge in the provisions of the Atomic Energy Act or the regulations of the Nuclear Regulatory Commission with respect to liability insurance and coverage.

          SECTION 18.  Damage.

          (a) If an accident or incident resulting in any damage to, destruction of or malfunction of any or all of the Nuclear Fuel should occur, which damage or destruction is of such a nature as to prevent Heat Production by any Nuclear Fuel, the Lessee will promptly give notice thereof to the Lessor, generally describing such accident or incident and such damage, destruction or malfunction and stating whether Restoration thereof can be completed within twenty-four months after such incident. If such accident or incident affects Nuclear Fuel having an aggregate Net Investment Value (as shown on the most recently delivered Rent Schedule) in excess of eighty-five percent of the aggregate Net Investment Value of all Nuclear Fuel (as shown on such Rent Schedule) and such notice by the Lessee states that Restoration thereof cannot be completed within twenty-four months, the Lessor or any Assignee shall have the right to terminate this Fuel Lease by giving the notice provided for in
Section 20(a)(vii) hereof. If such accident or incident affects some Nuclear Fuel but not an amount having an aggregate Net Investment Value (as shown on the most recently delivered Rent Schedule) in excess of eighty-five percent of the aggregate Net Investment Value of all Nuclear Fuel (as shown on such Rent Schedule) and the Lessee's notice with respect thereto states that Restoration thereof cannot be completed within such twenty-four months, the Lessee, if so requested by the Lessor or any Assignee, shall, within ninety days after such accident or incident, purchase and obtain the release pursuant to Section 10(b) hereof of the Nuclear Fuel affected by such accident or incident. If Lessee shall state in its notice that Restoration can be completed within twenty-four months after such accident or incident, it shall, within ninety days after such accident or incident, commence Restoration and shall complete the same no later than twenty-four months after such accident or incident (subject to Unavoidable Delays, but in no event later than thirty months after such accident or incident), such Restoration to be at the Lessee's own expense and whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose.

          (b) If an accident or incident resulting in any damage to, destruction of or malfunction of any or all of the Generating Facilities should occur, which damage, destruction or malfunction is of such a nature as to prevent Heat Production at such Generating Facility or Facilities, the Lessee will promptly give notice thereof to the Lessor, generally describing such accident or incident and such damage, destruction or malfunction and stating whether the repair or reconstruction thereof can be completed within twenty-four months after such accident or incident or, if such repair or reconstruction cannot be completed within twenty-four months, whether (i) the Nuclear Fuel which was engaged in Heat Production at the Generating Facility or Facilities where such accident or incident occurred can be reassigned within eighteen months after such accident or incident to another Generating Facility and engaged in Heat Production within twenty-four months after the date of such accident or incident and whether (ii) the Nuclear Fuel which was intended to have been engaged in Heat Production at the Generating Facility or Facilities where such accident or incident occurred can be reassigned within eighteen months after such accident or incident to another Generating Facility. If such accident or incident affects ten or more out of the twelve Generating Facilities and such notice by the Lessee states that none of such repair or reconstruction or engagement or reassignment can be completed within the applicable foregoing time periods, the Lessor or any Assignee shall have the right to terminate this Fuel Lease by giving the notice provided for in
Section 20(a)(vii) hereof. If such accident or incident affects some but not ten or more out of the twelve nuclear reactors at the Generating Facilities and the Lessee's notice with respect thereto states that such repair or reconstruction or engagement or reassignment cannot be completed within the applicable foregoing time periods, the Lessee, if so requested by the Lessor or any Assignee, shall, within ninety days after such accident or incident, purchase and obtain the release pursuant to Section 10(b) hereof of the Nuclear Fuel previously engaged in Heat Production at, and if no reassignment can be made the Nuclear Fuel intended to have been engaged in Heat Production at, the Generating Facility or Facilities where such accident or incident occurred. If such accident or incident affects some but not ten or more out of the twelve nuclear reactors at the Generating Facilities and such notice by Lessee states that some of such repair or reconstruction or engagement or reassignment can be completed within the foregoing time periods, the Lessee, if so requested by the Lessor or any Assignee, shall, within ninety days after such accident or incident, purchase and obtain the release pursuant to Section 10(b) hereof of the Nuclear Fuel previously engaged in Heat Production at, or which was intended to have been engaged in Heat Production at, the Generating Facilities, to the extent that such Nuclear Fuel is not assigned, or cannot be reassigned, to a Generating Facility where such repair or reconstruction can be completed within the applicable foregoing time periods (and, in the case of Nuclear Fuel previously in Heat Production, re-engaged in Heat Production within the applicable foregoing time periods). If Lessee shall state in its notice that repair or reconstruction or engagement or reassignment can be completed within the applicable foregoing time periods after such accident or incident, it shall, within ninety days after such accident or incident, commence such repair or reconstruction or engagement or reassignment and shall complete the same no later than the applicable foregoing time periods after such accident or incident (subject to Unavoidable Delays, but in no event later than thirty months after such accident or incident), such repair or reconstruction or engagement or reassignment to be at the Lessee's own expense and whether or not the insurance proceeds, if any, on account of such damage, destruction or malfunction shall be sufficient for the purpose. Any such written notice that repair or reconstruction can be so completed shall be deemed a representation by the Lessee to that effect. If at any time during said twenty-four month period such representation could not be reaffirmed (subject to Unavoidable Delays), the Lessee shall promptly so notify the Lessor and each Assignee and upon such notification the Lessor or any Assignee may (i) terminate this Fuel Lease in accordance with Section 20(a)(vii) hereof if the accident or incident and the inability to repair or reconstruct affects ten or more out of the twelve nuclear reactors at the Generating Facilities or (ii) upon notice from the Lessor to the Lessee to that effect, require the Lessee to purchase and obtain the release pursuant to Section 10(b) hereof of the Nuclear Fuel previously engaged in Heat Production at, or intended to be engaged in Heat Production within twenty-four months of the accident or incident at, the Generating Facility or Facilities where such accident or incident occurred, and not reassigned as contemplated by this section.

          (c) All insurance proceeds receivable on account of any damage to or destruction of Nuclear Fuel shall be paid to the Collateral Account. If, notwithstanding the foregoing, any insurance proceeds are received by the Lessee or the Lessor on account of any damage to or destruction of Nuclear Fuel, such insurance proceeds, shall be paid over to the Collateral Account as soon as is reasonably practicable. Such proceeds shall be disbursed from the Collateral Account, in accordance with the provisions, and subject to the restrictions, of the Trust Indenture, to the Lessee to reimburse it for any repair or restoration costs it incurs in repairing and/or restoring any such damaged or destroyed Nuclear fuel, provided that no Termination Event has occurred and no Lease Default or Lease Event of Default has occurred and is continuing.

          SECTION 19. Condemnation or Eminent Domain.

          (a) In case of a Taking or the commencement of any proceedings or negotiations which might result in any Taking, the Lessee will promptly give notice thereof to the Lessor, generally describing the nature and extent of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. The Lessee hereby assigns to the Lessor any award or payment on account of any Taking of the Nuclear Fuel or any portion thereof which is payable to the Lessee, and any such award or payment shall be paid into the Collateral Account. The Lessor and any Assignee shall have the right to participate fully in any proceedings or negotiations in connection with any such Taking of the Nuclear Fuel or any portion thereof, provided that Lessee shall be entitled to control such proceedings or negotiations so long as no Lease Default or Lease Event of Default shall have occurred and be then continuing. If a Lease Default or a Lease Event of Default shall have occurred and be then continuing, the Indenture Trustee shall be entitled to control such proceedings or negotiations. The Lessee will pay (without limiting its right, if any, to request payment by the Lessor of such expenses as provided in Section 6 hereof if such expense is of a capital nature) all costs, fees and expenses incurred by the Lessor or any Assignee in connection with any Taking of the Nuclear Fuel or any portion thereof and seeking and obtaining any award or payment on account thereof.

          (b) In the case of any Taking, (i) the provisions of this Fuel Lease shall remain in effect, except as expressly provided below in this Section 19, without any abatement or reduction of Basic Rent, Additional Rent or any other sum payable hereunder, (ii) if the Taking is of a Generating Facility, the Lessee shall either purchase the Nuclear Fuel which is used or intended for use in the Generating Facility or reassign it to another Generating Facility within six months from the date of such Taking, and (iii) if the Taking is of Nuclear Fuel, unless the Lessee shall have exercised within ninety days after the happening of such Taking its right to purchase and obtain a release of Nuclear Fuel or portion thereof pursuant to Section 10(b) hereof, the Lessee, whether or not the awards or payments, if any, on account of such Taking shall be sufficient for the purpose, at its cost and expense (without limiting the Lessee's right, if any, to request payment by the Lessor of such expenses provided in Section 6 hereof if such expenses are of a capital nature) will promptly commence and complete (subject to Unavoidable Delays) Restoration of the Nuclear Fuel or the portion, if any, thereof affected by such Taking, unless the Lessee shall have delivered to the Lessor the certificate described in
Section 20(a)(i) hereof within ninety days after the happening of such Taking. Upon completion of Restoration, the Lessee shall execute and deliver to the Lessor a Fuel Schedule, shall cause the relevant Manufacturer of the replacement Nuclear Fuel to execute and deliver to the Lessor a Bill of a Sale substantially in the form of Schedule C hereto, unless the Nuclear Fuel Contract provides for the transfer of title to the Lessor without execution and delivery by the relevant Manufacturer of a bill of sale, and shall deliver to the Lessor a duly executed Bill of Sale substantially in the form of Schedule C hereto describing any portion of the Nuclear Fuel to which the Lessee has or receives title; and the Lessor shall accept such Bill or Bills of Sale. As to any condemned or requisitioned (or otherwise taken) Nuclear Fuel originally included on Schedule A hereto, as amended, and replaced by such Restoration, the Lessor shall deliver to the Lessee a Fuel Schedule and a Bill of Sale substantially in the form of Schedule E hereto. If Restoration is not completed within thirty months after such Taking, the Lessee shall, within 30 days thereafter, purchase and obtain a release of such Nuclear Fuel pursuant to Section 10(b) hereof (the purchase price of any such Nuclear Fuel to be the price specified under said Section 10(b) less any award or payment paid in respect thereof to the Collateral Account).

          (c) All awards and payment received by the Lessor on account of any Taking of the Nuclear Fuel or any portion thereof (less the actual costs, fees and expenses incurred in the collection thereof, for which the Person incurring the same shall be reimbursed from such awards or payments) shall be paid over to the Collateral Account. Such awards or payment shall be disbursed from the Collateral Account, in accordance with the provisions, and subject to the restrictions, of the Trust Indenture, to the Lessee to reimburse it for any repair or restoration costs it incurs, provided that no Termination Event has occurred and no Lease Default or Lease Event of Default has occurred and is continuing.

          (d) For purposes of this Fuel Lease, all amounts paid pursuant to any agreement with any condemning authority which has been made in connection with any Taking shall be deemed to constitute an award on account of such Taking.

          SECTION 20. Termination After Certain Events.

          (a) This Fuel Lease shall terminate in the manner and with the effect hereinafter set forth in Section 20(b) and Section 21(b) upon the happening of any of the following events (referred to herein as "TERMINATION EVENTS"):

          (i) The Lessee shall have given the Lessor five days' notice in the form of a certificate signed by its President or any Vice President or its Treasurer, stating that the Lessee desires to terminate this Fuel Lease, provided at the time of termination, the Lessor has the right and available funds to pay all Obligations (including any prepayment premium in connection therewith);

          (ii) The Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated because of (A) changes made (whether by legislative act or published administrative or judicial determination) in the provisions of the Atomic Energy Act or any other applicable law, rule or regulation with respect to liability insurance, limitation of liability, or indemnification or the application, interpretation or enforcement thereof, or (B) any material adverse change in the insurers, coverage, or the terms or scope of any insurance policy or indemnity agreement required to be obtained and maintained by the Lessee pursuant to Section 17 hereof;

          (iii) If, as a result of the transactions contemplated by this Fuel Lease, the Lessor, any Assignee or any Secured Party becomes (or with the passage of time would become), or is declared by the Securities and Exchange Commission (or any successor governmental entity having jurisdiction to make such declaration) to be, an "electric utility company," a "gas utility company," a "public utility" or similar entity under the Public Utility Holding Company Act of 1935, as amended, or its respective officers, directors, shareholders, partners or employees shall become subject to regulation under such Act, and, in any such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated;

          (iv) If, as a result of the transactions contemplated by this Fuel Lease, the Lessor, any Assignee or any Secured Party becomes (or with the passage of time would become), or is declared by the Secretary of Energy or the Federal Energy Regulatory Commission or a successor entity to be, a "public utility" or a similar entity under the Federal Power Act, as amended, or its respective officers, directors, shareholders, partners or employees shall become subject to regulation under such Act and, in any such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated;

          (v) If, as a result of the transactions contemplated by this Fuel Lease, the Lessor, any Assignee or any Secured Party becomes (or with the passage of time would become), or is declared by any relevant regulatory government body to be, a "public utility" or similar entity under the laws of any State or its respective officers, directors, shareholders, partners or employees shall become subject to regulation under any such laws, and, in any such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated;

          (vi) Any law or regulation or interpretation of any law or regulation shall be adopted and be enforceable by any governmental or regulatory authority (including, without limitation, the Secretary of Energy, the Federal Energy Regulatory Commission, the Illinois Commerce Commission, the Securities and Exchange Commission, the

     Nuclear Regulatory Commission and the New York Stock Exchange), and as a result of such adoption or enforcement, approval of the transactions contemplated by this Fuel Lease shall be required and shall not have been obtained within any grace period after such adoption or enforcement, or as a result of which adoption or enforcement of this Fuel Lease or any transaction contemplated hereby, including any payments to be made by the Lessee or the ownership of the Nuclear Fuel by the Lessor, shall be or become unlawful or unenforceable or the performance of this Fuel Lease shall be rendered impracticable in any material way, and, in any such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that the Lessor desires that this Fuel Lease be terminated;

          (vii) If an accident or incident described in Section 18 hereof, which prevents Heat Production, involving Nuclear Fuel having an aggregate Net Investment Value (as shown on the most recently delivered Rent Schedule) in excess of eighty-five percent of the aggregate Net Investment Value of all Nuclear Fuel (as shown on such Rent Schedule) or involving ten or more out of the twelve Generating Facilities, shall have occurred and
     (A) Lessee shall have stated in its notice required under Section 18 with respect thereto that repair or reconstruction or relocation and engagement or reassignment or Restoration as provided therein cannot be completed within twenty-four months after such accident or incident; or (B) such repair or reconstruction or relocation and engagement or reassignment or Restoration as provided in Section 18 hereof shall not have been completed within twenty-four months after such accident or incident (subject to Unavoidable Delays, but in no event later than thirty months after such accident or incident) and, in either such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that the Lessor desires that this Fuel Lease be terminated;

          (viii) If any governmental licenses, approvals or consents with respect to any Generating Facility, without which such Generating Facility cannot continue to operate, shall have been revoked, withdrawn or withheld, or an order, injunction or other directive shall be issued enjoining the operation of any Generating Facility or materially impairing the use of Nuclear Fuel or any Generating Facility as contemplated by this Lease, and

     (A) the Lessee does not, in good faith, within 180 days of such event, either (i) represent in writing to the Lessor that the Lessee has made a good faith determination that such Generating Facility will return to operation within twenty-four months of such revocation, withdrawal, withholding, order, injunction or directive (subject to Unavoidable Delays) or (ii) purchase and obtain the release pursuant to Section 10(b) hereof of all the Nuclear Fuel located in, or intended to be used at, such Generating Facility other than that portion of such Nuclear Fuel which the Lessee in good faith represents in writing to the Lessor will be reassigned to another Generating Facility or Facilities, or (B) after the Lessee has delivered the representation referred to in clause (A)(i) above, at any time during such twenty-four month period (subject to Unavoidable Delays) said representation could not be reaffirmed and Lessee does not, within 90 days of such inability to reaffirm, purchase and obtain the release pursuant to Section 10(b) hereof of all the Nuclear Fuel then located in, or intended to be used at, such Generating Facility, or (C) after Lessee has delivered the representation referred to in clause (A)(i) above, within such twenty-four month period (subject to Unavoidable Delays), such Generating Facility is not, in fact, returned to operation and Lessee does not, on or before the expiration of such period, purchase and obtain the release pursuant to Section 10(b) hereof of all the Nuclear Fuel then located in, or intended to be used at, such Generating Facility; and, in such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that the Lessor desires that this Fuel Lease be terminated;

          (ix) If a nuclear incident (as that term is defined in the Atomic Energy Act) involving or connected in any way with any of the Nuclear Fuel or any of the Generating Facilities shall have occurred, and such nuclear incident may reasonably be expected to give rise to liability of the Lessee in an aggregate amount in excess of $20,000,000 above that covered by insurance, and, in such event, the Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that the Lessor desires that this Fuel Lease be terminated;

          (x) The Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated because ten or more of the twelve nuclear reactors at the Generating Facilities have been continuously out of operation for a period of twenty-four months or more;

          (xi) The Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated because an event or condition not mentioned above in this Section 20(a) or in Section 25(a) has occurred, resulting in the inability of the Lessor to pay any Indebtedness; or

          (xii) The Lessor, at the direction of the Indenture Trustee as directed by the Designated Holders pursuant to the provisions of the Trust Indenture, shall have given notice to the Lessee stating that it desires that this Fuel Lease be terminated because any pension plan covered by Title IV of ERISA maintained by the Lessee or any subsidiary of the Lessee has been terminated, and the value of plan benefits guaranteeable under Title IV of ERISA on the date of such termination exceeds the value of plan assets allocable to such benefits on such date by more than $25,000,000.

    (b) Upon the date of occurrence of any of the events listed in Section 20(a) hereof (the first such date being herein called the "TERMINATION NOTICE DATE"), this Fuel Lease shall cease and terminate, except with respect to obligations and liabilities of the Lessee, actual or contingent, which arose under this Fuel Lease on or prior to the Termination Notice Date and except for the Lessee's obligations set forth in Section 5, 7, 9, 10(b), 13, 14 and 17 hereof, and in this Section 20(b), all of which obligations will continue until the delivery of documentation by the Lessor and the payment by the Lessee provided for below, and except that Lessee's obligations under Section 11 hereof shall continue as set forth therein, and forthwith also upon such termination, title to, and the entire interest of the Lessor in the Nuclear Fuel shall automatically transfer to and be vested in the Lessee, without the necessity of any action by either the Lessor or the Lessee, but subject to any liens and security interests of any Assignee or Secured Party under the Trust Indenture; provided, however, that title to, and the entire interest of the Lessor in, the Nuclear Fuel shall, forthwith upon such termination, automatically transfer to and be vested in any Person designated by the Lessee, but subject to any liens and security interests of any Assignee or Secured Party, rather than transferring to and being vested in the Lessee as aforesaid, if but only if (i) such Person shall, upon such termination, be lawfully entitled to accept and be vested with title to the Nuclear Fuel, and (ii) prior to such termination, such

Person shall have delivered an instrument to the Lessor, in form and substance satisfactory to it, executed and acknowledged by such Person and by the Lessee, pursuant to which such Person shall irrevocably (1) undertake to accept title to, and the entire interest of the Lessor in, that Nuclear Fuel forthwith upon such termination, (2) agree that the transfer to and the vesting in such Person of such title and interest shall occur automatically upon such termination without the necessity of any action by either the Lessor or the Lessee or such person, and (3) undertake to execute, upon such termination, the instrument referred to below in this Section 20(b) acknowledging, among other things, that title to and ownership of the Nuclear Fuel has transferred to and vested in such Person. As soon as possible after either the Lessor or the Lessee shall learn of the happening of any of the events listed in Section 20(a) hereof, such party shall give notice thereof to the other party hereto (and in the case of such notice to the Lessor, signed also by such other Person in whom title to the Nuclear Fuel shall have vested as aforesaid), which notice shall (x) acknowledge that this Fuel Lease has terminated, subject to the continuing obligations of the Lessee mentioned above and the rights of any secured party under any security agreement, and that title to and ownership of the Nuclear Fuel has transferred to and vested in the Lessee or such other Person, as the case may be, subject as aforesaid, (y) state that on a settlement date determined by the Lessee occurring not less than 30 or nor more than 270 days after the giving of such notice, which settlement date shall be specified therein (such date being herein called the "TERMINATION SETTLEMENT DATE"), the Lessee shall be obligated as of the Termination Notice Date to pay to the Lessor as the purchase price of the Nuclear Fuel, which payment obligation shall be unconditional as provided in
Section 5(h) hereof, and without regard to the voidability, validity, legality or enforceability of the Lessor's obligations under the Basic Documents an amount equal to the sum of (i) the Net Investment Value of the Nuclear Fuel as of the Termination Settlement Date plus (ii) the Termination Rent on the Termination Settlement Date, and (z) state that on the Termination Settlement Date, the Lessor shall deliver to the Lessee both a confirmatory Bill of Sale acknowledging the above-described transfer and vesting of title and ownership of the Nuclear Fuel, and appropriate instruments duly executed by any Assignees or Secured Parties (but only to the extent such documents are furnished by such Assignees or Secured Parties), cancelling and discharging any liens and security interests created thereunder upon the Nuclear Fuel. Should an obligation of the Lessee which would have been includable in Termination Rent if it had been known or the amount thereof determinable on the Termination Settlement Date become known or determined subsequent to the Termination Settlement Date, the Lessee agrees to pay, which payment obligation shall be unconditional as provided in
Section 5(h) hereof, such amount to the Lessor upon ten Business Days' notice thereof as an additional item of Termination Rent. The Lessor and the Lessee shall be unconditionally obligated as of the Termination Notice Date to make the payments and to deliver the documentation referred to therein on such Termination Settlement Date to the same extent as if each had acknowledged in writing its obligation to do so, Lessee's obligation to make such payment shall be unconditional as provided in Section 5(h) hereof, and unaffected by any event or matter whatsoever including, without limitation, failure of Lessor to deliver such confirmatory documentation on the Termination Settlement Date or the quality, condition, existence, utility or title of or to the Nuclear Fuel or any failure to have obtained or then have in effect authorizations of governmental authorities on the part of the Lessee and without regard to the voidability, validity, legality or enforceability of the Lessor's obligations under the Basic Documents, and the Lessee's obligation to make such payment shall not be discharged except by payment in full as herein provided. Any such payment made by the Lessee shall not prejudice, or constitute a waiver of, any right, claim or cause of action which the Lessee shall have against the Lessor. Such payment and delivery of documentation shall be made in accordance with Section 21 hereof.

          SECTION 21. Conditions of Termination and Conveyance.

          (a) Upon the purchase by the Lessee pursuant to this Fuel Lease of the Lessor's interest in the Nuclear Fuel or any portion thereof or of the Lessor's interest in any insurance proceeds or condemnation awards (or the right to receive the same) which the Lessee is entitled to receive in connection with any such purchase by it or a transfer of title to the Nuclear Fuel to the Lessee or any other Person designated by the Lessee pursuant to Section 20 hereof, the Lessor will transfer all of Lessor's right, title and interest therein, and the Lessee or such Person, as the case may be, shall accept the same subject to all liens, encumbrances, charges, exceptions and restrictions thereon, and to all applicable laws, regulations and ordinances and otherwise without representation and warranty by or recourse to the Lessor.

          (b) Upon the Termination Settlement Date specified in the notice delivered by the Lessor or the Lessee pursuant to Section 20 hereof, the Lessee shall pay to the Lessor at its address for purposes of notices hereunder or to such other Person at such other place designated by the Lessor, in federal funds, the purchase price specified herein for, and the Lessor shall deliver to the Lessee a confirmatory Bill of Sale acknowledging the transfer and vesting of ownership of, the Nuclear Fuel and use its best efforts to obtain an appropriate instrument duly executed by any Assignee or Secured Party, cancelling and discharging any security agreements entered into by the Lessor and any liens and security interests created thereby upon the Nuclear Fuel. The Lessee shall pay all expenses in connection with such transfer, including all escrow fees, search and recording and filing fees, attorneys' fees and all applicable federal, state and local sales, use and other taxes which may be incurred or imposed by reason of the transfer then being made by the Lessor, or by reason of the delivery of said instrument or instruments of transfer, cancellation and discharge.

          (c) Notwithstanding any other provisions of this Fuel Lease, whenever the Lessee has the right or obligation to purchase the Nuclear Fuel or any portion thereof or any other property pursuant to any provision of this Fuel Lease (other than Section 20(b)), the Lessee may cause such purchase to be effected by, and the Lessor shall transfer title and ownership to the subject matter of such purchase to, any other Person lawfully entitled to receive the same, as specified by the Lessee in a notice to the Lessor given at least fifteen days prior to the date of such purchase, provided, however, that nothing specified in this subsection (c) shall in any way impair or affect the obligations of the Lessee under this Fuel Lease in connection with such purchase and provided, further, that, at the time of any such transfer to such other Person, the Lessee shall deliver to the Lessor the undertaking of the Lessee indemnifying and holding Lessor harmless from and against any loss or liability incurred by the Lessor by reason of such transfer.

          SECTION 22. Estoppel Certificates; Information.

          The Lessee will from time to time deliver to the Lessor, promptly upon reasonable request, (i) a statement, executed by any Vice-President or the Treasurer of the Lessee, certifying the dates to which the Basic Rent, Additional Rent and other sums payable hereunder have been paid, that this Fuel Lease is unmodified and in full effect (or, if there have been modifications, that this Fuel Lease is in full effect as modified, and identifying such modifications) and that no Lease Default or Lease Event of Default has occurred and is continuing (or, if any Lease Default or Lease Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action the Lessee is taking or proposes to take with respect thereto), and (ii) such information with respect to the Nuclear Fuel or any portion thereof, including the amounts of Net Investment Value of the Nuclear Fuel or portions thereof in accordance with the Lessee's records, as from time to time may reasonable be requested, it being intended that any such statement delivered pursuant to this Section 22 shall be deemed a representation and warranty by Lessee and may be relied upon by the Lessor and any Assignee.

          SECTION 23.  Rights to Perform the Lessee's Covenants.

          If the Lessee shall fail to make any payment or perform any act required to be made or performed by it hereunder, the Lessor, without notice to or demand upon the Lessee and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lessee.

All payments so made by the Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith or in connection with the performance by the Lessor of any such act shall constitute Additional Rent hereunder and the Lessee agrees to pay the same as provided in Section 5 hereof.

          SECTION 24. Assignments.

          (a) The Lessor may, with the written consent of the Lessee, grant a security interest in or an assignment of all or part of its right, title and interest in this Fuel Lease to any Assignee or Assignees and grant a security interest in the Nuclear Fuel pursuant to a Trust Indenture. No Assignee shall have any liability hereunder or be obligated to perform any duty, covenant or condition required to be performed by the Lessor under any of the terms hereof, and the Lessee by its execution hereof acknowledges and agrees that notwithstanding any such grant or assignment each and all such duties, covenants or conditions required to be performed by the Lessor shall survive any such assignment and any such grant of a security interest and shall be and remain the sole liability of the Lessor. Upon any such assignment by the Lessor, such Assignee or Assignees shall succeed to all of the rights, privileges and powers of the Lessor provided in this Fuel Lease as to such right, title or interest so assigned.

          (b) The Lessee hereby consents to the security interest and other rights and interests granted to the Indenture Trustee in the Trust Indenture, dated as of the date first above written.

          (c) Except as provided in Section 10(e) hereof, Lessee may not sublease any of the Nuclear Fuel and may not assign any of its rights under this Fuel Lease without, in either case, the prior written consent of the Lessor and the Indenture Trustee.

          (d) The Lessor hereby agrees that the Lessee may sell or transfer any tax benefits related to the Nuclear Fuel to a third party; provided, however, that no such sale or transfer shall limit or affect any of the Lessee's obligations or the Lessor's rights hereunder (except for the Lessor's rights, if any, in the tax benefits so transferred). The Lessor agrees to cooperate with the Lessee, and to execute such documents and instruments as may be reasonably required, in effectuating any such sale or transfer; provided, however, that the Lessor shall not be required to take any action or give any consent which could adversely affect its rights in the event of a Lease Event of Default.

          SECTION 25.  Lease Events of Default and Remedies.

          (a) Any of the following events of default by the Lessee shall constitute a "LEASE EVENT OF DEFAULT" and give rise to the rights on the part of the Lessor described in Section 25(b) hereof:

          (i) default in the payment of Basic Rent, Additional Rent, payments required by Section 10(b) hereof, payments required on the Termination Settlement Date or the payment of other amounts hereunder when due and payable, and continuance of such default to pay such other amounts for a period of ten days; or

          (ii) failure to perform or observe any of the obligations or covenants of the Lessee under Sections 14, 17 and 20(b) hereof, or failure to purchase and obtain the release of any Nuclear Fuel under Section 10(b) hereof when required by Sections 10(b), 18(a), 18(b) or 19(b) hereof;

          (iii) default in the performance, or the breach, of any covenant, obligation or warranty of the Lessee in this Fuel Lease (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 25 specifically dealt with) or in any other Basic Document to which the Lessee is a party, and continuance of such default or breach for a period of thirty days after there has been given, by registered or certified mail, to the Lessee by the Lessor, a written notice specifying such default or breach and requiring it to be remedied; or

          (iv) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Lessee a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Lessee under the United States Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Lessee or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of forty-five consecutive days; or

          (v) the institution by the Lessee of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Lessee or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Lessee in furtherance of any such action; or

          (vi) any representation or warranty made by the Lessee in this Fuel Lease, the Consent and Agreement, any other Basic Document to which the Lessee is a party or in any related instrument, or in any report, certificate, financial statement or other instrument furnished in connection with this Fuel Lease or any other Basic Document to which Lessee is a party shall prove to be false or misleading in any material respect; or

          (vii) Lessee shall, without the consent of the Designated Holders, merge with or into, or consolidate with or into, any other corporation or entity, or sell, transfer or otherwise dispose of all or substantially all of its assets, unless in each case, after giving effect to such merger, consolidation, sale, transfer or disposition:

                    (1) no Credit Agreement Event of Default, Trust Indenture Event of Default, Lease Event of Default or Termination Event, or event that with notice or lapse of time or both would constitute a Credit Agreement Event of Default, Trust Indenture Event of Default, Lease Event of Default or Termination Event shall have occurred and be continuing,

                    (2) such transaction does not materially and adversely affect the Lessee's (or its successor's) ability to perform its obligations under the Basic Documents, including this Fuel Lease,

                    (3) the successor or transferee is a domestic corporation, substantially all of whose assets are located in the United States and assumes the obligations of the Lessee under the Basic Documents in a manner and pursuant to a written instrument satisfactory to the Designated Holders in their sole discretion, and

                    (4) the net worth of such successor or transferee, after giving effect to such transaction, is not less than the net worth of the Lessee immediately prior to such transaction;

     provided, that the foregoing shall not prohibit the Lessee from forming and, pursuant to a merger, consolidation or other transaction, becoming a subsidiary of a holding company in accordance with all applicable laws, so long as the aggregate amount of all assets (including subsidiary stock) proposed to be transferred or disposed of by the Lessee in connection with such transaction or any series of related transactions does not exceed 10% of the Lessee's consolidated assets immediately prior to such transaction or series of related transactions;

          (viii) Lessee shall fail to pay any of its Indebtedness for Borrowed Money which is outstanding in a principal amount of at least $20,000,000 in the aggregate when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness, or any other event or condition shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or to permit the acceleration of the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

          (ix) occurrence of a Credit Agreement Event of Default or a Trust Indenture Event of Default; or

          (x) the failure of any Bank to honor a draft under its Letter of Credit or to make any Loan which it is obligated to make under the Credit Agreement.

          (b) Upon the occurrence of any Lease Event of Default, the Lessor may in its discretion do any one or more of the following:

          (i) treat the Lease Event of Default as an event under Section 20(a) hereof, entitling Lessor to the consequent benefits of Section 20(b) hereof and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce performance or observance by the Lessee of the applicable provisions of this Fuel Lease, or to recover damages for the breach of any thereof; or

          (ii) by notice to the Lessee terminate this Fuel Lease, provided, however, that in the case of a Lease Event of Default under Section 25(iv) or (v), this Fuel Lease shall automatically terminate without such notice. Upon such termination of this Fuel Lease, the Lessee's interest and all right of the Lessee and Persons claiming through or under the Lessee to the use of the Nuclear Fuel shall forthwith terminate but the Lessee shall remain liable for its obligations and liabilities, actual or contingent, with respect to (i) the Lessee's obligations set forth under Section 11 hereof, (ii) obligations or liabilities which arose under this Fuel Lease on or prior to the date of such termination, (iii) the Lessee's obligations set forth in this Section 25(b)(ii), and (iv) until the earlier of (a) Lessor's taking possession of the Nuclear Fuel or Lessee's delivering the Nuclear Fuel as set forth below or (b) final and uncontested payment of the amounts referred to in (A) and (B) below, the Lessee's obligations set forth in Sections 7, 9, 13, 14 and 17; and upon such termination the Lessor shall have the immediate right of possession of the Nuclear Fuel (to the extent not prohibited by law) and the right, at the Lessor's election, either to enter any Generating Facility or any other premises of the Lessee where the Nuclear Fuel or any portion thereof is located and remove the Nuclear Fuel or such portion thereof there located (to the extent not prohibited by law) or cause the same to be done by any Person entitled by law so to do, in which case the Lessor shall not be responsible for any damage to any Generating Facility or such premises, except for damage resulting from the Lessor's gross negligence or wilful misconduct (the Lessee hereby agreeing to indemnify and hold the Lessor harmless from all losses and liabilities in respect of any such damage to any Generating Facility, such premises or the Nuclear Fuel or injury to the Lessor's, the Lessee's or such other Person's employees sustained in the course of such removal, except any such damage resulting from the Lessor's gross negligence or willful misconduct, provided that the Lessee hereby further agrees that the gross negligence or willful misconduct of any Assignee or any Secured Party shall not be imputed to the Lessor), or to require the Lessee, at the Lessee's expense, to assemble the Nuclear Fuel in appropriate cooling or other Storage Facility and, whether or not such storage is requested by Lessor, Lessor may also require the Lessee, at the Lessee's expense, to deliver the Nuclear Fuel or any portion thereof, properly containerized and insulated for shipping at any Generating Facility or Storage Facility and consigned to a Person specified by the Lessor and licensed to receive such Nuclear Fuel, in which case the risk of loss shall be upon the Lessee until such delivery is made; and the Lessor may thenceforth hold, possess and enjoy the Nuclear Fuel (to the extent not prohibited by law) and may sell the Lessor's interest in the Nuclear Fuel or any portion thereof upon any terms deemed satisfactory to the Lessor, free from any rights of the Lessee and any Person claiming through or under the Lessee; but the Lessor shall, nevertheless, have the right to recover forthwith from the Lessee:

                    (A) any and all Basic Rent, Additional Rent and all other amounts payable by the Lessee hereunder which may be due and unpaid immediately prior to such termination or which may then be accrued and unpaid, which obligation to pay shall be unconditional as provided in
          Section 5(h) hereof; and

                    (B) as liquidated damages for loss of the bargain and not as a penalty, an amount equal to the excess of (x) the sum of (i) the Net Investment Value of the Nuclear Fuel as of the date of such termination of this Fuel Lease plus (ii) the Termination Rent, over
          (y) the Net Investment Value of the Nuclear Fuel, if the Lessor chooses to hold and not sell the Nuclear Fuel, or the amount, if any, realized by the Lessor in a sale of the Nuclear Fuel (at which the Lessor may be a purchaser), without set-off or reduction thereof other than a deduction from the sale price of all the costs of such sale, including legal fees, commissions, sales taxes and other customary charges; provided, however, that it is understood that the Lessor, any Assignee and any Secured Party shall have no obligation to conduct any such sale, and that the Lessor may, in lieu of conducting such sale, transfer and convey title to, and its entire ownership interest in, the Nuclear Fuel to the Lessee or any trustee or liquidator therefor upon the terms and conditions set forth in Section 21 hereof (in which case the amount in clause (y) above shall be zero), but that, if the Lessor conducts such sale, the Nuclear Fuel may be sold free and clear of all rights of the Lessee; and

                    (C) any and all other damages and expenses (including, without limitation, reasonable attorneys' fees and expenses) without set-off, reduction or counterclaim, which the Lessor shall have sustained by reason of the breach of any provision of this Fuel Lease.

          The Lessee hereby waives, to the full extent not prohibited by law, any right it may now or hereafter have to require the sale, in mitigation of damages, of the Nuclear Fuel or any portion thereof consequent to a Lease Event of Default. Lessee hereby agrees that its obligations to make payments pursuant to this Section 25(b) shall be absolute and unconditional as provided in Section 5(h) hereof.

          (c) The remedies herein provided in favor of the Lessor, any Assignee and any Secured Party in case of a Lease Event of Default as hereinabove set forth shall not be deemed to be exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law, in equity or in bankruptcy.

          SECTION 26. Surrender; Acceptance of Surrender.

          Subject always to the rights of the Lessee to obtain a release of any portion of the Nuclear Fuel pursuant to Section 10(b) and acquire title thereto and the right of the Lessee to acquire title to the Nuclear Fuel in the events and on the terms and conditions set forth in Section 20, upon the expiration or earlier termination of this Fuel Lease, the Lessee shall surrender the Nuclear Fuel to the Lessor or its designee in the same condition in which the various portions thereof existed on the respective dates when such portions first became subject to this Fuel Lease, except as repaired, replaced or added to, as permitted by any provisions of this Fuel Lease, and except for the loss or reduction of heat production capacity and other changes caused by the Fuel Management through the Nuclear Fuel Cycle. The Lessee shall, at its expense and upon request of the Lessor, remove the Nuclear Fuel or any portion thereof so requested from the lands upon which the same is situated at the expiration or termination of the term hereof, and deliver the Nuclear Fuel or such portions thereof so requested, properly containerized and insulated for shipping, at any Generating Facility or Storage Facility where it is located and consigned to a Person specified by the Lessor and licensed to receive such Nuclear Fuel. No surrender of this Fuel Lease or of the Nuclear Fuel or any portion thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor, and no act by any representative or agent of the Lessor, and no act by the Lessor, other than such agreement and acceptance by the Lessor, shall constitute an acceptance of any such surrender.

          SECTION 27.  No Merger.

          There shall be no merger of this Fuel Lease or of the leasehold interest created by this Fuel Lease with the absolute ownership interest in the Nuclear Fuel or any portion thereof by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (i) this Fuel Lease or the leasehold interest created by this Fuel Lease or any interest in this Fuel Lease or in any such leasehold interest, and
(ii) the absolute ownership or other interest in the Nuclear Fuel or any portion thereof, and no such merger shall occur unless and until all persons, firms, corporations, and other entities, including any Assignee and Secured Party, having any interest in (a) this Fuel Lease or the leasehold interest created by this Fuel Lease or (b) the absolute ownership or other interest in the Nuclear Fuel or any portion thereof shall join in an instrument effecting such merger.

          SECTION 28. Notices.

          Any notices provided for in this Fuel Lease shall be in writing and shall be deemed to have been duly given when delivered personally or otherwise actually received (whether by courier, telex or facsimile transmission) or five days after the same have been deposited in the United States mail, registered certified (or registered), postage prepaid, addressed as follows:

          If to the Lessor: (with copies to each Assignee at its address specified in the applicable Trust Indenture)

                            CommEd Fuel Company, Inc.
                            c/o Merrill Lynch Money Markets, Inc.
                            225 Liberty Street - 8th Floor
                            New York, New York 10080-6108
                            Attention: Mr. Gary Carlin
                                       Vice President and Treasurer
                            Telecopier: (212) 236-7584
                            Confirmation: (212) 236-7200

          If to the Lessee:

                            Commonwealth Edison Company
                            One First National Plaza, 37th Floor
                            Post Office Box 767
                            Chicago, Illinois 60690
                            Attention: Treasurer
                            Telecopier:  (312) 394-3110
                            Confirmation:  (312) 394-3117

and if to an Assignee, then at its address specified in the applicable Trust Indenture, or at such other place as any of the parties may designate by notice duly given in accordance with this Section 28.

          SECTION 29. Allocation of Amounts.

          Whenever, under Section 1, 5, 6, 10, 18(a), 19(b) or 22, computations are required to be made involving a cost, price, payment, charge, factor, discount, or any other amount relating to a single assembly of the Nuclear Fuel, such cost, price, payment, charge, factor, discount or any other amount shall be determined in the sole judgment of the Lessee but subject to any applicable regulatory requirements. Unless the Lessee shall have informed the Lessor otherwise in writing or unless otherwise set forth in any of the schedules attached hereto or furnished pursuant to this Fuel Lease, allocation shall be made by dividing the aggregate of all such costs, prices, payments, charges, discounts or any other amounts which are known to have been incurred, paid, accrued or arisen, at approximately the same time and in the same general transaction or computation, with respect to such assembly and several other assemblies of the Nuclear Fuel, into as many equal parts as there are such assemblies, and allocating one of the parts so divided to each such assembly.
In the event that any such cost, price, payment, charge, discount or any other amount must be certified pursuant to this Fuel Lease, the person making such certification shall be the sole judge of the propriety of making any such allocation, and such person need only place the term "(allocated)" before or after any cost, price, payment, charge, discount or any other amount so certified in order to (i) establish the propriety of making such an allocation, and (ii) give the warranty of such person as to the accuracy of the allocation so certified and its compliance with the provisions of this Section 29.

          SECTION 30. Amendments.

          This Fuel Lease may not be amended, modified or terminated, nor may any obligation hereunder be waived, orally, and no such amendment, modification, termination or waiver shall be effective for any purpose unless it is in writing, signed by the party against whom enforcement thereof is sought (except that amendments of Schedule A hereto pursuant to Section 6, 10, 18(a) or 19(b) hereof shall be made in accordance with the provisions of such Sections) and, if this Fuel Lease has been assigned, consented to in writing by each Assignee for whose benefit such assignment was made.

          SECTION 31. Severability.

          Any provision of this Fuel Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Lessor and the Lessee hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          SECTION 32. Taxes; Tax Benefits.

          (a) For federal, state and local tax purposes, Lessor and Lessee intend that Lessee shall be treated as the owner of the Nuclear Fuel and that this Fuel Lease shall constitute a financing (i.e., a lending by Lessor and a borrowing by Lessee) and not a lease, and neither Lessor nor Lessee shall file any tax returns or reports or take any similar action which, for such tax purposes, would be inconsistent with such intention as to tax treatment; provided, that such characterization for tax purposes shall not cause this Fuel Lease to constitute such a lending and borrowing for any other purpose.

          (b) To the extent that the Nuclear Fuel is or becomes eligible for any tax benefits under the Code as in effect on the date first above written or thereafter amended from time to time, and if the Internal Revenue Service shall treat the Lessor as the owner of the Nuclear Fuel, Lessor at Lessee's request shall elect to treat Lessee as the owner of the Nuclear Fuel and as having acquired the Nuclear Fuel and shall provide Lessee with an appropriate benefit election. Lessee shall provide Lessor with a report or statement with respect to all Nuclear Fuel as to which such benefit election is applicable, and such report or statement shall be in such form as may be required for Internal Revenue Service reporting.

          SECTION 33. Sale of Nuclear Fuel and Assignment of
Rights under Nuclear Fuel Contracts.

          (a) Lessee shall, from time to time, convey, transfer, sell, assign and set over to Lessor, all or any part of Lessee's right, title and interest, whether now or hereafter existing or acquired (other than the right, title and interest of Lessee under this Fuel Lease), in and to Nuclear Fuel and Nuclear Fuel Contracts. All such conveyances, transfers, sales and assignments shall be made (i) pursuant to a Bill of Sale substantially in the form of Schedule C hereto or (ii) pursuant to an Assignment Agreement substantially in the form of Schedule F hereto, which have been executed and delivered by Lessee or a Manufacturer, as the case may be, prior to the time that Lessor is required to make any payment with respect thereto pursuant to Section 6 hereof.

          (b) Neither any assignment contemplated by this Fuel Lease, nor any action or inaction on the part of Lessor under this Fuel Lease or otherwise, shall (i) release Lessee from any of its obligations and agreements under any Nuclear Fuel Contract, (ii) constitute an assumption of any such obligations or agreements on the part of the Lessor or any Assignee or Secured Party or (iii) impose any obligation or liability whatsoever on Lessor or any Assignee or Secured Party. No action or failure to act on the part of Lessee shall adversely affect or limit in any way the rights of Lessor under this Fuel Lease or under any Nuclear Fuel Contract.

          (c) Lessee at its expense will perform and comply with all the terms and provisions of each Nuclear Fuel Contract to be performed or complied with by it; will maintain each Nuclear Fuel Contract in full force and effect; and will enforce each of the Nuclear Fuel Contracts in accordance with their respective terms and will take all such action to that end as from time to time may be reasonably requested by Lessor.

          (d) Without the prior written consent of Lessor (which consent shall not be unreasonably withheld) and, if this Fuel Lease has been assigned, the prior written consent of each Assignee for whose benefit such assignment was made, Lessee will not (i) cancel or terminate any Nuclear Fuel Contract or consent to or accept any cancellation or termination thereof, (ii) waive any default under or breach of any Nuclear Fuel Contract, or (iii) take any other action in connection with any Nuclear Fuel Contract which would impair the interests or rights (or value thereof) of Lessee thereunder or of Lessor in connection therewith.

          (e) Lessee will promptly deliver to Lessor copies of all notices, requests, agreements and other documents received or delivered by Lessee under or with respect to any Nuclear Fuel Contract which are material to the interests or rights (or value thereof) of Lessee thereunder or of Lessor in connection therewith. Lessee will from time to time, upon request of Lessor, furnish Lessor such information concerning the Nuclear Fuel, any Nuclear Fuel Contract or any Generating Facility as Lessor may reasonably request. Lessor shall preserve the confidentiality of any information which, under the terms of the relevant Nuclear Fuel Contract, is required to be kept confidential.

          (f) Lessee will not change its principal place of business or remove therefrom its records concerning the Nuclear Fuel Contracts unless it gives Lessor at least thirty days' prior written notice thereof.

          (g) Lessee hereby represents and warrants and agrees that: (i) each Nuclear Fuel Contract is in full force and effect and Lessee has delivered to Lessor a true and complete copy of each such Nuclear Fuel Contract as presently in effect; (ii) Lessee has not previously sold, assigned or transferred, or created any security interest in, the Nuclear Fuel, any Nuclear Fuel Contract or any part thereof (except for (a) such portions of Partially Assigned Agreements which are not assigned to Lessor and (b) assignments or transfers relating to other nuclear fuel transactions all of which have been fully discharged); (iii) Lessee has not agreed to any amendment, modification or supplement which would constitute part of any Nuclear Fuel Contract (other than as disclosed in connection with clause (i) of this Section 33(g), or waived performance by any other Person obligated under any Nuclear Fuel Contract of any obligation of such Person thereunder; (iv) neither Lessee nor any other Person is in default in the payment, performance or observance of any term, covenant or agreement on its part to be performed or observed under any Nuclear Fuel Contract; (v) the Nuclear Fuel will be kept at the locations designated by Lessee in Fuel Schedules to be submitted from time to time hereunder; and (vi) other than financing statements filed in other nuclear fuel transactions, the underlying obligations of which have been fully discharged, no financing statement (other than any which may have been filed on behalf of an Assignee or Lessor and other than any which relate to such portions of Partially Assigned Agreements which are not assigned to Lessor) covering all or any part of the Nuclear Fuel or any Nuclear Fuel Contract is on file in any public office.

          SECTION 34. Miscellaneous.

          The Lessor agrees that (i) the Lessor will not amend or modify or consent to any amendment or modification of, or seek any waiver adverse to the Lessee with respect to, any of the Basic Documents without the prior written consent of the Lessee, (ii) the Lessor will at all times use its best efforts to comply with, observe and perform all of the covenants and agreements required to be complied with, observed or performed by the Lessor under any of the Basic Documents to which it is a party, (iii) Lessor will exercise its rights under any Credit Agreement only with the consent of Lessee (but Lessee agrees, for the benefit of the parties to a Credit Agreement that no such failure to obtain the consent of Lessee shall reduce Lessee's obligations, or adversely impair such parties' rights, under any of the Basic Documents), and (iv) Lessor will promptly furnish to Lessee copies of all notices, requests, agreements and other documents received or delivered by Lessor under or with respect to any of the Basic Documents, to the extent that the same shall not have been delivered to Lessee pursuant thereto. The obligations of the Lessee under the Fuel Lease are unconditional, as provided in Section 5(h), notwithstanding the performance or nonperformance of Lessor of its obligations under this paragraph.

          The Lessee agrees to furnish such documents and certificates as may be necessary for the Lessor to comply with, observe and perform such covenants and agreements.

          The terms and provisions of this Fuel Lease supersede all prior negotiations and oral understandings, if any, between the

Lessor and the Lessee with respect to the transactions contemplated hereby.

          The obligations of the Lessor under this Fuel Lease and each document or instrument delivered by the Lessor hereunder or in connection herewith are solely the corporate obligations of the Lessor. No recourse shall be had for the payment of any amount owing hereunder or any other obligation or claim arising out of or based upon this Fuel Lease or any other document or instrument delivered by the Lessor hereunder or in connection herewith against Merrill or against any stockholder, employee, officer, director, incorporator or agent of the Lessor. For purposes of this Section 34, the term "MERRILL" shall mean and include Merrill and all affiliates thereof and any employee, officer, director, incorporator, shareholder or beneficial owner of any of them; provided, however, that the Lessor shall not be considered to be an affiliate of Merrill for purposes of this Section 34.

          The Lessor shall be entitled to assume that no Termination Event or Lease Event of Default shall have occurred and be continuing hereunder, unless an officer or a director of the Lessor has actual knowledge thereof or the Lessor has received notice from any Assignee or Secured Party that such Assignee or Secured Party considers that such a Termination Event or Lease Event of Default has occurred and is continuing.

          The captions in this Fuel Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Fuel Lease shall in all respects be governed by, and construed in accordance with, the laws of State of Illinois applicable to contracts made and performed within the State of Illinois.

          The indemnification provisions of Section 11 hereof are for the benefit of the parties hereto and of the indemnitees named therein and Lessee hereby expressly agrees that any such indemnitee shall be entitled to sue thereon as though he, she or it were a party hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Fuel Lease to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                               LESSOR:

                               COMMED FUEL COMPANY, INC.



                               By: /s/ Thomas W. Widener
                                   ---------------------
                                   Thomas W. Widener
                                   Vice President



                               LESSEE:

                               COMMONWEALTH EDISON COMPANY



                               By: /s/ Dennis F. O'Brien
                                   ---------------------
                                   Dennis F. O'Brien
                                   Treasurer

STATE OF ILLINOIS   )
                    ) SS.
COUNTY OF COOK      )



          The foregoing instrument was acknowledged before me this 23rd day of November, 1993, by Thomas W. Widener, a Vice President of CommEd Fuel Company, Inc., a Delaware corporation, on behalf of such corporation.


                                       /s/ Peter J. Daane
                                       ------------------
                                        Notary Public

(Notarial Seal)

My Commission Expires:  Feb. 7, 1994


STATE OF ILLINOIS  )
                   )  SS.
COUNTY OF COOK     )



          The foregoing instrument was acknowledged before me this 23rd day of November, 1993, by Dennis F. O'Brien, the Treasurer of Commonwealth Edison Company, an Illinois corporation, on behalf of such corporation.


                                       /s/ Peter J. Daane
                                       ------------------
                                        Notary Public

(Notarial Seal)

My Commission Expires:  Feb. 7, 1994

                                   SCHEDULE A

                            SCHEDULE OF NUCLEAR FUEL

                                                            Date:___________


Assembly                  Allocated            Allocated
Serial                    Acquisition          Capitalized       Allocated
No.                       Cost                 Cost              Investment
- --------                  -----------          -----------       ----------




                                  SCHEDULE B

                             FORM OF RENT SCHEDULE

                       NET INVESTMENT VALUE CONFIRMATION
                         QUARTER ENDED _______________

===============================================================================================================================
   1               2                 3                 4                  5               6             7               8
- -------------------------------------------------------------------------------------------------------------------------------
              For Information Purposes Only
              -----------------------------

Assigned      Allocated         Allocated        N.I.V as of        Capitalized                     Other          N.I.V at
Assembly      Acquisition       Capitalized      the End of         Monthly Lease      Burn-Up      N.I.V.         the end of
Location      Cost              Cost             Prior Quarter      Charges            Charges      Additions      this Quarter
- --------      -----------       -----------      -------------      -------------      -------      ---------      ------------


CommEd Fuel Company, Inc.                   Commonwealth Edison Company
    (Lessor)                                    (Lessee)

By:                                         By:
    --------------------------------            --------------------------------
    Title                                       Treasurer
    (acknowledging acceptance)                  (acknowledging acceptance)


Note:
       Columns 2 and 3 represent the Allocated Investment prior to the initial commencement of Heat Production.

       Column 5 represents that portion of Monthly Lease Charges attributable to the period during the quarter when the Nuclear Fuel was not in Heat Production.

       Column 7 used only when Nuclear Fuel is added or removed or Capitalized Costs (other than Monthly Lease Charges) are allocated to Nuclear Fuel prior to the initial commencement of Heat Production.

       Column 8 equals Column 4 plus Column 5 less Column 6 plus Column 7.

       Annexes I and II are a part hereof.

       Any allocation shall be made in sole judgment of Lessee.

                                    ANNEX I

                 CALCULATION OF BURN-UP CHARGES AND BASIC RENT

=========================================================================================
    1               2               3             4           5                 6
- -----------------------------------------------------------------------------------------
                               Est. Design
Assembly        Allocated      MWD Output       MWD         MWD         Burn-up Charge
Serial No.      N.I.V          Remaining        Factor      Output      (Col. 4 x Col. 5)
- ----------      ---------      -----------      ------      ------      -----------------



         See Attachments I, II and III for calculation of Basic Rent.

                                            Total Burn-up Charge =

Basic Rent Calculation:
1.   Total Burn-Up Charge (from above) ...................
2.   A.   Quarterly Lease Charge (Annex II(a)
          plus Annex II(b)) ..............................
     B.   Less:   Capitalized Lease Charge (see Column 5
                  of Rent Schedule) ......................
          Lease charges for quarter ......................

3.   Additional Rent .....................................
          Amount Due Lessor ..............................

- ------------------------------

Capitalized Lease Charge equals the Quarterly Lease Charge allocable to Nuclear Fuel prior to initial commencement of Heat Production during the quarter.

Additional Rent excludes Capitalized Costs allocated to Nuclear Fuel prior to the initial commencement of Heat Production.

                                  ANNEX II(a)

                             MONTHLY LEASE CHARGES
       NUCLEAR FUEL PRIOR TO THE INITIAL COMMENCEMENT OF HEAT PRODUCTION

====================================================================================================================================
  1          2               3          4        5          6          7          8           9          10         11         12
- ------------------------------------------------------------------------------------------------------------------------------------

                            Interest Charges
        --------------------------------------------------------
        Amortization of Discount on                                                      Depositary,   Lessor    Income on   Total
        ---------------------------                      Subor-    Fees for    Fees on   CP Dealer,    Manage-   Invested    Monthly
         Commercial         IT                           dinated   Letters     Commit-   Placement     ment      Excess      Lease
Month       Paper          Notes      Loans   IT Notes   Notes     of Credit   ments     Charges       Charges   Proceeds    Charges
- -----   ------------    -----------   -----   --------   -------   ---------   -------   -----------   -------   ---------   -------


                                          Quarterly Lease Charge .......
                                            (Capitalized)

For Information Purposes:
  Unamortized discount on Commercial
    Paper as of end of Quarter .........

  Unamortized discount on IT Notes
    as of end of Quarter ...............

* Note: Monthly Lease Charge equals the sum of Columns 2 through 10 less the Income on Invested Excess Proceeds (Column 11).

                                  ANNEX II(b)

                             MONTHLY LEASE CHARGES
         NUCLEAR FUEL AFTER THE INITIAL COMMENCEMENT OF HEAT PRODUCTION


====================================================================================================================================
  1          2               3          4        5          6          7          8           9          10         11         12
- ------------------------------------------------------------------------------------------------------------------------------------

                            Interest Charges
        --------------------------------------------------------
        Amortization of Discount on                                                      Depositary,   Lessor    Income on   Total
        ---------------------------                      Subor-    Fees for    Fees on   CP Dealer,    Manage-   Invested    Monthly
         Commercial         IT                           dinated   Letters     Commit-   Placement     ment      Excess      Lease
Month       Paper          Notes      Loans   IT Notes   Notes     of Credit   ments     Charges       Charges   Proceeds    Charges
- -----   ------------    -----------   -----   --------   -------   ---------   -------   -----------   -------   ---------   -------

                                      Quarterly Lease Charge ............



* Note: Monthly Lease Charge equals the sum of Columns 2 through 10 less the Income on Invested Excess Proceeds (Column 11).

                                  SCHEDULE C

                                 BILL OF SALE
                                      TO
                           COMMED FUEL COMPANY, INC.

  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned,
                                , a                 corporation (the "VENDOR")
- --------------------------------    ---------------
whose post office address is                                      , for and in
                             -------------------------------------
consideration of the sum of $            paid to the Vendor upon or before the
                             -----------
execution and delivery of this Bill of Sale to CommEd Fuel Company, Inc., a Delaware corporation (the "PURCHASER") whose post office address is
                                           , and of other good and valuable
- -------------------------------------------
considerations, the receipt and adequacy of which are hereby acknowledged by the Vendor, hereby conveys, transfers, sells and sets over all of the personal property consisting of the assemblies of nuclear fuel or components thereof or other nuclear material or interests therein described in Annex I hereto (the "NUCLEAR FUEL"), and by this Bill of sale does hereby grant, bargain, sell, transfer and deliver the Nuclear Fuel unto the Purchaser, to have and to hold the Nuclear Fuel, itself, its successors and assigns, forever.

  The Vendor hereby warrants itself to be the true and lawful owner of the Nuclear Fuel and to have full power, good right and lawful authority to dispose of the same in the aforesaid manner and that the Nuclear Fuel is free and clear of all claims, liens, security interests, and other encumbrances whatsoever; and the Vendor, for itself, its successors and assigns does hereby covenant and agree with the Purchaser, its successors and assigns, to warrant and defend the true ownership of the Nuclear Fuel by the Purchaser against the claims and demands of all and every person and persons.

  The Vendor and the Purchaser hereby acknowledge that, notwithstanding the sale of the Nuclear Fuel by the Vendor to the Purchaser hereunder, the Nuclear Fuel will be in the possession of Commonwealth Edison Company, an Illinois corporation, or in the possession of a Manufacturer (as defined in the Nuclear Fuel Lease Agreement dated as of November 23, 1993, between the Purchaser, as lessor, and Commonwealth Edison Company, as lessee) processing, storing or reprocessing the Nuclear Fuel for the account of Commonwealth Edison Company, pursuant to such Nuclear Fuel Lease Agreement. On the date hereof, the Purchaser is licensed to own, but not to possess, the Nuclear Fuel, and under no circumstances shall a transfer of possession of the Nuclear Fuel to the Purchaser be necessary for the transfer of ownership effected and intended to be effected by this Bill of Sale.

  IN WITNESS WHEREOF, the Vendor has caused this Bill of Sale to be executed in its corporate name, by one of its authorized officers and to be dated
               ,       .
- ---------------  ------

                                      [Vendor]


                                      By
                                         --------------------------------------
                                                   Authorized Officer



                                   ACCEPTANCE



  THIS BILL OF SALE is accepted by the undersigned as of the date last above written.

                                      COMMED FUEL COMPANY, INC.


                                      By
                                         --------------------------------------

                                    ANNEX I

                        Description of the Nuclear Fuel

                                  SCHEDULE D

                             FORM OF FUEL SCHEDULE

   FUEL SCHEDULE NO.       , dated as of                 , 19   , between
                     ------              ----------------    ---
CommEd Fuel Company, Inc., a Delaware corporation ("LESSOR"), whose post office
address is                                  and Commonwealth Edison Company, an
           --------------------------------
Illinois corporation ("LESSEE"), whose post office address is Post Office Box 767, One First National Plaza, Chicago, Illinois 60690.

                              W I T N E S S E T H:

   WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Nuclear Fuel Lease Agreement dated as of November 23, 1993 (the "FUEL LEASE") (defined terms therein being used herein with the same meanings as provided in said Fuel Lease); and

   WHEREAS, the Fuel Lease provides in Sections 6, 10, 18 and 19 thereof for Fuel Schedules, amending Schedule A to the Fuel Lease, to be executed and delivered from time to time;

   NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration and in compliance with the requirements of the Fuel Lease, the Lessor and the Lessee hereby agree as follows:

   1. The Lessee certifies that the amounts set forth in Annex I hereto as Acquisition Costs, Capitalized Costs and Investment, respectively, are true and correct and have been computed in accordance with the provisions of the Fuel Lease.

   2. The Lessee requests the Lessor to accept this Fuel Schedule for the purpose indicated:

  [_] (a) Payment to the Manufacturers named in Annex I, if any, of the amounts specified in Annex I and/or payment to the Lessee in an
       amount equal to $           for costs previously incurred by the
                        ----------
       Lessee or paid by the Lessee directly to the Manufacturers. All of the amounts for which payment is hereby requested are included in Acquisition Costs and Capitalized Costs certified in paragraph 1 above and none of said amounts has been previously paid by the Lessor pursuant to Section 6 of the Fuel Lease.

  [_]  (b)  Release from the Fuel Lease--Annex III (pursuant to Fuel Lease
       Section 10(b)).

  [_] (c) Transfer of title--Annex II and/or Annex III (pursuant to Fuel Lease Section 10(c)).

  [_] (d) Movement of Nuclear Fuel--Annex II and/or Annex III (pursuant to Fuel Lease Section 10(d)).

       (e) Permitted Fuel Loan--Annex II and/or Annex III (pursuant to Fuel Lease Section 10(e)).

   3. (a) Schedule A to the Fuel Lease is hereby supplemented and amended so as to include those assemblies of Nuclear Fuel or the component parts thereof or interests therein described in Annex II hereto (the "ADDITIONAL NUCLEAR FUEL") and to subject such Additional Nuclear Fuel to the Fuel Lease (and if any Nuclear Fuel is simultaneously being removed, to eliminate from Schedule A, as theretofore supplemented and amended, the description of assemblies listed on Annex III hereto). The Additional Nuclear Fuel complies with all requirements of the Fuel Lease and of the law, and all necessary recordings and filings (including Uniform Commercial Code financing and continuation statements) have been duly made in the public offices in which such recordings and filings must be made to subject, and publish notice of the subjection of, such Additional Nuclear Fuel to the Fuel Lease and to perfect a valid first security interest therein on behalf of the Indenture Trustee, and all fees, taxes and charges payable in connection with such recordings and filings have been paid in full by the Lessee.

       (b) The Lessee hereby covenants and agrees with the Lessor to warrant and defend the true ownership by the Lessor of the Additional Nuclear Fuel against the claims and demands of every person. The Lessee further warrants that such property is, and is intended to be and remain, personal property, is not and has not been affixed to any land and is free and clear of all claims, liens, security interests and other encumbrances whatsoever, except as permitted by the Fuel Lease.

   4. Except as hereinbefore expressly modified and amended, the Fuel Lease is ratified and confirmed in all respects, including, without limitation, the obligation of the Lessee to pay all installments of Basic Rent and Additional Rent and other amounts to be paid by the Lessee under the Fuel Lease.

   5.  Delivery of this Fuel Schedule No.      constitutes a representation by
                                          ----
the Lessee that since the date of the Fuel Lease, there has been no material change in the condition or business of the Lessee which in any way materially adversely affects the ability of the Lessee to perform its obligations under the Fuel

Lease except as set forth in documents which have been filed with the Securities and Exchange Commission and heretofore furnished to Lessor, or which are
attached as part of this Fuel Schedule No.     .  No event or condition has
                                           ----
occurred which has resulted or is likely to result in the inability of the Lessor to pay any Indebtedness.

   IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Fuel Schedule to be duly executed as of the date first above written.


                                      COMMED FUEL COMPANY, INC.


                                      By:
                                          -------------------------------------



                                      COMMONWEALTH EDISON COMPANY


                                      By:
                                          -------------------------------------

                             ANNEX I TO SCHEDULE D

                                     Allocated       Allocated
Manufacturer and                     Acquisition     Capitalized     Allocated
Description of Service               Cost            Cost            Investment
- -----------------------              -----------     -----------     ----------





                            ANNEX II TO SCHEDULE D

                          DESCRIPTION OF NUCLEAR FUEL
                        TO BE INCLUDED WITH SCHEDULE A

                                                                     Net
 Assembly                                                         Investment
Serial No.                                                          Value
- ----------                                                        ----------
                                                                  $




                            ANNEX III TO SCHEDULE D

                  DESCRIPTION OF NUCLEAR FUEL TO BE RELEASED
                                FROM SCHEDULE A

                                                                     Net
 Assembly                                                         Investment
Serial No.                                                          Value
- ----------                                                        ----------
                                                                  $




                                   SCHEDULE E

                              FORM OF BILL OF SALE
                                      FROM
                           COMMED FUEL COMPANY, INC.*



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, COMMED FUEL COMPANY, INC., a Delaware corporation (the "FUEL COMPANY"), whose post office address is _______________________________________________, for and in
consideration of the sum of $___________ paid to the Fuel Company upon or before the execution and delivery of this Bill of Sale by Commonwealth Edison Company, an Illinois corporation (the "PURCHASER"), whose post office address is P.O. Box 767, Chicago, Illinois 60697-0767, hereby conveys, transfers, sells and sets over to the Purchaser, its successors and assigns, all right, title, interest and claim of the Fuel Company in and to the personal property consisting of the assemblies of nuclear fuel or components thereof or other nuclear material described in Annex III to Fuel Schedule No. ____, a copy of which is attached hereto and made a part hereof (the "NUCLEAR FUEL"), and by this Bill of Sale does hereby grant, bargain, sell, transfer and deliver the Nuclear Fuel unto the Purchaser, to have and to hold the Nuclear Fuel unto the Purchaser, and its successors and assigns, forever. THE NUCLEAR FUEL IS TRANSFERRED AND CONVEYED BY THE FUEL COMPANY ON AN "AS-IS," "WHERE-IS" BASIS, WITHOUT RECOURSE AGAINST OR REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) OF ANY KIND WHATSOEVER, INCLUDING ANY WARRANTY OF FITNESS FOR PARTICULAR PURPOSE OR MERCHANTABILITY, ON THE PART OF THE FUEL COMPANY, EXCEPT THAT THE FUEL COMPANY REPRESENTS AND WARRANTS THAT IT HAS NOT VOLUNTARILY GRANTED OR CREATED ANY LIEN ON THE NUCLEAR FUEL OTHER THAN THOSE PERMITTED BY SECTION 15 OF THE FUEL LEASE. The Nuclear Fuel shall be delivered to the Purchaser, as a necessary incident of this Bill of Sale, at any of the generating facilities of the Purchaser in the State of Illinois or at facilities of a Manufacturer (designated by the Purchaser) by the Fuel Company, its agents or a common carrier consigned to the Purchaser. The Fuel Company hereby represents

______________________
* This document may be appropriately modified to include all Assignees having a security interest in the relevant Nuclear Fuel and/or to substitute another Person for Purchaser, if Purchaser has designed such other Person in accordance with the Fuel Lease.

and warrants that it has not voluntarily granted or created any lien, exception or restriction to attach to the Nuclear Fuel except as follows:

[Insert any liens, exceptions or restrictions permitted by Section 15 of the Fuel Lease at time of transfer.]

          IN WITNESS WHEREOF, the Fuel Company has caused this Bill of Sale to be executed and attested by one of its duly authorized officers, and to be dated as of _____________________, 19__.

                                                  COMMED FUEL COMPANY, INC.



                                                  By:_______________________
                                                       Title:
ATTEST:


_____________________________________
Title:

          MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Indenture Trustee under the Trust Indenture dated as of November 23, 1993, as amended, made by the Fuel Company in the favor of Morgan Guaranty Trust Company of New York as trustee for the benefit of the secured parties specified therein, does hereby release the property described in Annex III to Fuel Schedule No. _____ from the lien and security interest of said Trust Indenture. NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO TITLE, MERCHANTABILITY, FITNESS, SAFETY OR ANY OTHER MATTER WHATSOEVER, IS MADE BY, OR SHALL BE DEEMED TO BE MADE BY, AND NO RECOURSE MAY BE HAD FOR ANY REASON AGAINST, THE UNDERSIGNED OR ANY OF SUCH SECURED PARTIES.


By:__________________________________
     Title:

                                   ACCEPTANCE


           This BILL OF SALE is accepted by the undersigned as of the date last written above.


                                            COMMONWEALTH EDISON COMPANY



                                             By:________________________________
                                             Title:

                                  SCHEDULE F

                         FORM OF ASSIGNMENT AGREEMENT



          KNOW ALL MEN BY THESE PRESENTS THAT:



          COMMONWEALTH EDISON COMPANY, an Illinois corporation (the "ASSIGNOR"), in consideration of one dollar and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby sells, grants, bargains, conveys and assigns to COMMED FUEL COMPANY, INC., a Delaware corporation (the "ASSIGNEE"), all right, title and interest of the Assignor in, to and under all the property described in Exhibit 1 attached hereto (all of such property being herein collectively called the "PROPERTY").

          TO HAVE AND TO HOLD the Property unto the Assignee, its successors and assigns, for its and their own use forever.

          1. The interest of the Assignor in the Property, and the interest transferred by this Assignment, is that of absolute ownership.

          2. The Assignor hereby warrants that it is the lawful owner of the rights and interests conveyed by this Assignment and that its title to such rights and interests is hereby conveyed to the Assignee free and clear of all liens, charges, claims and encumbrances of every kind whatsoever, other than (i) the amounts, if any, owing under the Contract (as such term is defined in Exhibit 1 attached hereto), (ii) other claims, if any, of the Assignor and the Contractor (as such term is defined in Exhibit 1 attached hereto) which may exist as between themselves and (iii) other liens, charges, claims and encumbrances permitted by the Fuel Lease (as hereinafter defined); and that the Assignor will warrant and defend such title forever against all claims and demands whatsoever.

          3. In order that the Contractor may transfer to the Assignee clear title to the Nuclear Fuel (as such term is defined in Exhibit 1 attached here) on its delivery date, the Assignor hereby releases and transfers to the Assignee any right, title or interest in the Nuclear Fuel which may have been acquired by the Assignor under the Contract prior to its delivery date.

          4. This Assignment is made in accordance with a Nuclear Fuel Lease Agreement dated as of November 23, 1993, between the Assignor and the Assignee (said Fuel Lease, as the same may from time to time be amended, modified or supplemented, being herein called the "FUEL LEASE"). Pursuant to a Trust Indenture dated as of November 23, 1993 (said Trust Indenture, as the same may from time to time be amended, modified or supplemented, being herein called the "TRUST INDENTURE"), made by Assignee in favor of Morgan Guaranty Trust Company of New York as Indenture Trustee (the "INDENTURE TRUSTEE"), the Assignee is assigning and granting a security interest in the Property and this Assignment to the Indenture Trustee, for the ratable benefit of the secured parties named in the Trust Indenture, as collateral security for all of the Secured Obligations (as that term is defined in the Trust Indenture).

          5. It is expressly agreed that, anything contained herein to the contrary notwithstanding, (a) the Assignor shall at all times remain liable to the Contractor to observe and perform all of its duties and obligations under the Contract to the same extent as if this Assignment and the Trust Indenture had not been executed, (b) the exercise by the Assignee or the Indenture Trustee of any of the rights assigned hereunder or under the Trust Indenture as the case may be, shall not release the Assignor from any of its duties or obligations to the Contractor under the Contract, and (c) neither the Assignee nor the Indenture Trustee, nor any of the other secured parties under the Trust Indenture, shall have any obligation or liability under the Contract by reason of or arising out of this Assignment, the Fuel Lease or the Trust Indenture, or be obligated to perform or fulfill any of the duties or obligations of the Assignor under the Contract, or to make any payment thereunder, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts or the delivery of any property which may have been assigned to it or to which it may be entitled at any time or times; provided, however, the Assignee agrees, solely for the benefit of the Assignor, and subject to the terms and conditions of the Fuel Lease, (i) to purchase the Nuclear Fuel from the Contractor pursuant to the Contract and (ii) to pay to the Contractor and/or to the Assignor or their order the respective amounts specified in the Fuel Lease with respect to such Nuclear Fuel.

          6. Notwithstanding anything contained herein to the contrary, subject to the terms and conditions of the Fuel Lease, the Assignor may continue to engage in Fuel Management (as such term is defined in the Fuel Lease) with respect to the Property, including, without limitation, all dealings with the Contractor.

          7. The Assignor agrees that at any time and from time to time, upon the request of the Assignee or the Indenture Trustee and at the sole expense of the Assignor, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee or the Indenture Trustee may reasonably request in order to obtain the full benefits of this Agreement and the Trust Indenture and of the rights, powers and interests herein and therein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the transfer of Assignor's right, title and interest in the Property provided for hereby and the security interest granted by the Trust Indenture and the appearance in and prosecution or defense of any lawsuit with respect to the rights, powers and interests herein or therein granted (or with respect to the grant herein of such rights, powers and interests) where such appearance, prosecution or defense by the Assignor is necessary to allow Assignee or the Indenture Trustee to obtain the full benefits of this Agreement and the Trust Indenture. The Assignor hereby also authorizes the Assignee and the Indenture Trustee to file any such financing or continuation statements without the signature of the Assignor to the extent permitted by applicable law. The Assignor will mark its books and records pertaining to the Contract to evidence this Assignment and the transfer of Assignor's right, title and interest in the Property provided for hereby.

          8. In any suit, proceeding or action by the Assignee under the Contract to enforce any provisions thereof, the Assignor will save, indemnify and keep the Assignee harmless from and against all expenses, loss or damage suffered by reason of any defense, set-off, counter-claim, recoupment or reduction of liability whatsoever of the Contractor, arising out of a breach by the Assignor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of the Contractor or its successors from the Assignor, and all such obligations of the Assignor shall be and remain enforceable against and only against the Assignor and shall not be enforceable against the Assignee.

          9. The Assignor hereby agrees that, except as permitted by Section 33 of the Fuel Lease, it will not enter into or consent to or permit any cancellation, termination, amendment, supplement or modification of or waiver with respect to the Contract so far as it relates to the Nuclear Fuel, nor will the Assignor sell, assign, grant any security interest in or otherwise transfer its rights or other interests in the Property or any part thereof, except as permitted by the Fuel Lease.

          10. The Assignor hereby represents and warrants that the Contract is in full force and effect and represents the only agreement between the Assignor and the Contractor with respect to the Nuclear Fuel.

          11. The Assignor hereby agrees to send the Contractor a copy of this Assignment.

          12. This Assignment shall be governed by and construed in accordance with the laws of the State of Illinois.


          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed and delivered as of the __ day of _________, ____.


                               COMMONWEALTH EDISON COMPANY



                               By:________________________________
                                    Title:



The foregoing Assignment is hereby accepted:



                               COMMED  FUEL  COMPANY,  INC.



                               By:________________________________
                                    Title:

                                                                    EXHIBIT 1 to
                                                            Assignment Agreement
                                                            --------------------



                            DESCRIPTION OF PROPERTY

          (a) The Agreement [description of Contract between the Assignor and [Name of Contractor] (the "CONTRACTOR") (said Agreement, as the same may from time to time be amended, modified or supplemented being herein called the "CONTRACT"), insofar as, and only to the extent that, the Contract relates to [description of nuclear fuel and service to be performed] presently scheduled to be delivered during __________, 19__ (the "NUCLEAR FUEL"); provided, however, that all other [nuclear fuel] under the Contract shall not be deemed to be Nuclear Fuel for purposes of this Assignment, and such nuclear fuel and the rights relating thereto under the Contract are not assigned hereby and shall not constitute Property; and

          (b) The Property shall include, without limitation, (i) any and all amendments and supplements to the Contract from time to time executed and delivered, to the extent that any such amendment or supplement relates to the Nuclear Fuel, (ii) the Nuclear Fuel, including the right to receive title thereto, (iii) all rights, claims and proceeds, now or hereafter existing, under any insurance, indemnities, warranties and guaranties provided for in or arising out of the Contract, to the extent that such rights or claims relate to the Nuclear Fuel, (iv) any claim for damages arising out of or for breach or default by the Contractor under or in connection with the Contract insofar as it relates to the Nuclear Fuel, (v) any other amount, whether resulting from refunds or otherwise, from time to time paid or payable by the Contractor under or in connection with the Contract insofar as it relates to the Nuclear Fuel and (vi) the right of the Assignor to terminate the Contract or to perform or to exercise or enforce any and all covenants, remedies, powers and privileges thereunder, insofar as it or they relate to the Nuclear Fuel.

                             CONSENT AND AGREEMENT

          The undersigned________________________(the "CONTRACTOR"), has entered into an agreement dated _________, ____, with COMMONWEALTH EDISON COMPANY, an Illinois corporation (the "ASSIGNOR") (said agreement, as the same may be from time to time amended, modified or supplemented, being herein called the "CONTRACT").

          The Contractor hereby acknowledges notice that (i) in accordance with the terms of a Nuclear Fuel Lease Agreement dated as of November 23, 1993 (the "FUEL LEASE"), between the Assignor and COMMED FUEL COMPANY, INC., a Delaware corporation (the "ASSIGNEE"), the Assignor has assigned to the Assignee a part of the Assignor's rights under the Contract and may hereafter assign to the Assignee more or all of the Assignor's rights under the Contract, each such assignment of all or part of the Contract to be effected by the execution and delivery by the Assignor to the Assignee of an Assignment Agreement substantially in the form of Annex A hereto (such Assignments, as any of the same may from time to time be amended, modified or supplemented, being herein collectively called the "ASSIGNMENTS"), and (ii) pursuant to a Trust Indenture dated as of November 23, 1993 (said Trust Indenture, as the same may from time to time be amended, modified or supplemented, being herein called the "TRUST INDENTURE"), made by the Assignee in favor of Morgan Guaranty Trust Company of New York (the "INDENTURE TRUSTEE"), for the ratable benefit of the secured parties named in the Trust Indenture, the Assignee has assigned and granted a security interest in all rights under the Contract from time to time assigned to it by Assignor, as collateral security for all of the Secured Obligations (as that term is defined in the Trust Indenture), as such obligations are described in the Trust Indenture. The Contractor also acknowledges receipt of a copy of the Fuel Lease and the Trust Indenture.

          The Contractor hereby consents to (i) the assignment by the Assignor to the Assignee at any time of all, and from time to time of any part, of the Assignor's right, title and interest in, to and under the Contract and the other property described in the Assignments, pursuant to one or more Assignments, and
(ii) the assignment and security interest in favor of the Indenture Trustee as described above. The Contractor further consents to all of the terms and provisions of the Trust Indenture.

          The Contractor agrees that, if requested by either the Assignor or the Assignee, it will acknowledge in writing each Assignment delivered by the Assignor to the Assignee; provided, however, that, neither the lack of notice to nor acknowledgement by the Contractor of any Assignment shall limit or otherwise affect the validity or effectiveness of this consent to any and all such Assignments.

           The Contractor hereby confirms to the Assignee and the Indenture Trustee that

          (a) all representations, warranties and agreements of the Contractor under the Contract which relate to the Nuclear Fuel described in the Assignments shall inure to the benefit of, and shall be enforceable by, the Assignee or the Indenture Trustee to the same extent as if originally named in the Contract as the purchaser of such Nuclear Fuel.

          (b) the Contractor understands that pursuant to the Fuel Lease the Assignee has agreed to lease the Nuclear Fuel described in the Assignments to the Assignor, and consents to the assignment to the Assignor, for so long as the Fuel Lease shall be in effect or until otherwise notified by the Assignee, of the Assignee's rights under any warranty or agreement made by the Contractor in the Contract with respect to such Nuclear Fuel, and

          (c) [the Contractor is in the business of selling nuclear fuel of the kind described in the Assignments, and the proposed sale of such nuclear fuel under the Contract will be in the ordinary course of business of the Contractor.]/1/

          (d) Notwithstanding any provision to the contrary contained in the Contract, the Contractor agrees that title to any Nuclear Fuel covered by an Assignment shall pass directly to the Assignee under the Contract and shall not pass to the Assignor; provided, however, that the foregoing shall not apply to any Nuclear Fuel for which title has already passed to Assignor prior to the execution and delivery of an Assignment.

          It is understood that neither the Assignments, the Trust Indenture nor this Consent and Agreement shall in any way

- ---------------
/1/Bracketed language to be included in respect of Contracts pursuant to which Lessor first acquires title to Nuclear Fuel (other than any enrichment agreement). The following language may be used in lieu of the bracketed language in the case of contracts involving the sale of uranium concentrates:
"The Contractor is in the business of selling concentrates which contain uranium oxide (U\\3\\O\\g\\), and the proposed sale of such concentrates under the Contract will be in the ordinary course of business of the Contractor."

add to the obligations of the Contractor or the Assignor under the Contract.

          This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of the ___day of____________, ____.


                               [Name of Contractor]


                               By:_____________________
                                    Title:



                               COMMED  FUEL  COMPANY, INC.


                               By:______________________________
                                    Title:



                               COMMONWEALTH EDISON COMPANY


                               By:________________________________
                                    Title:

                                   APPENDIX A

                                  DEFINITIONS

          As used in the Basic Documents (as defined below), the following terms shall have the following meanings (such definitions to be applicable to both singular and plural forms of the terms defined), except as otherwise specifically defined therein:

          "ACQUISITION COST" shall mean the purchase price of any Nuclear Fuel owned by the Lessor at the date of the Fuel Lease and leased thereby as described in Schedule A thereto, and the purchase price paid by the Lessor pursuant to Section 6 of the Fuel Lease in order to acquire any portion of the Nuclear Fuel including progress payments, if any, made by Lessor in respect of Nuclear Fuel, together with costs of mining, milling, conversion, enrichment, design, fabrication, installation, delivery, redelivery, containerization, transportation, insuring, processing and any other direct costs with respect to acquiring, recovering or preparing such portion of the Nuclear Fuel for use or for management thereof through the Heat Production stage of its Nuclear Fuel Cycle, and costs with respect to repairs, replacements and renewals or Restoration of any portion of the Nuclear Fuel but excluding therefrom all Capitalized Cost of the Lessor with respect thereto. At the option of Lessee, Acquisition Cost shall also include costs related to storage, Cooling, Reprocessing and Recycling of the Nuclear Fuel to the extent that storage, Cooling, Reprocessing and Recycling is available and Lessee elects to have such Nuclear Fuel reprocessed and remain subject to the Fuel Lease as provided in
Section 10(c) thereof. The purchase price for any part of the Nuclear Fuel acquired by the Lessor from the Lessee shall include, at Lessee's option, all payments made by the Lessee to the Manufacturers for such Nuclear Fuel plus all costs, expenses, and allowances (including allowances for borrowed and other funds used during construction) which have been incurred, accrued, or made by Lessee in connection with such Nuclear Fuel and which are properly includible as a cost of such Nuclear Fuel in Lessee's books of account in accordance with Lessee's normal accounting practice and applicable regulatory requirements.

          "ACT" has the meaning set forth in Section 1.3 of the Trust Indenture.

          "ACTIONABLE EVENT" means a Trust Indenture Event of Default, a Credit Agreement Event of Default or a Lease Event of Default.

          "ADDITIONAL CP" means the promissory notes of the Company issued and sold in the commercial paper market other than the Commercial Paper.

          "ADDITIONAL FINANCING" means financing obtained by the Company other than through the issuance of the Series A Notes, Commercial Paper, the incurrence of loans under the Original

Credit Agreement or a borrowing from the Lessee evidenced by a Subordinated
Note.

          "ADDITIONAL IT NOTES" means the IT Notes issued from time to time under Section 12.2 of the Trust Indenture.

          "ADDITIONAL RENT" is defined in Section 5(d) of the Fuel Lease.

          "AFFILIATE" of any Person means any other Person (1) which directly or indirectly controls, or is controlled by, or is under common control with, such Person, (2) which owns 5% or more of the Voting Stock of such Person or (3) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is owned by such Person or a subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "AFFILIATED IT NOTEHOLDERS" means the registered holders of the IT Notes which are, or which hold for the benefit of, as nominee or otherwise, (i) the Company, (ii) the Lessee, (iii) an Affiliate of the Company or (iv) an Affiliate of the Lessee. The Indenture Trustee shall be entitled to rely conclusively, and shall be fully protected in relying, on the representation of any registered holder of the IT Notes as to such holder's status as a Non-Affiliated Noteholder.

          "AGENT" means The First National Bank of Chicago and each successor Administrative Agent (as defined therein) under the Original Credit Agreement, and each other banking institution which shall act as agent for the Banks which are parties to a Credit Agreement.

          "ASSIGNED AGREEMENT" means a Nuclear Fuel Contract which has been assigned to the Company in the manner specified in Section 33 of the Fuel Lease pursuant to a duly executed and delivered Assignment Agreement. The term Assigned Agreement shall include a Partially Assigned Agreement.

          "ASSIGNEE" means each Person to which any part of the Company's rights or interest under the Fuel Lease shall at the time be assigned, conditionally or otherwise, by the Company, as contemplated by Section 24 of the Fuel Lease (including, without limitation, the Indenture Trustee).

          "ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of Schedule F to the Fuel Lease.

          "ATOMIC ENERGY ACT" shall mean the Atomic Energy Act of 1954, as amended from time to time.

          "BANK" means each of the "Banks" and "Participants" which is or becomes a party to the Original Credit Agreement and includes all banking institutions which shall enter into a Credit Agreement in substitution for or in addition to the Original Credit Agreement.

          "BANK NOTE" has the meaning specified in Section 1.02 of the Original Credit Agreement.

          "BANK OBLIGATIONS" means all present and future obligations and indebtedness of the Company owing to the Banks under a Credit Agreement, including the obligation to pay principal of and interest on the loans made thereunder, the obligation to reimburse any of the Banks for payments made by the Banks under a Letter of Credit, and the obligation to pay commitment and Letter of Credit fees, costs, expenses and other charges and amounts from time to time owed under a Credit Agreement.

          "BANKRUPTCY EVENT OF DEFAULT" means (i) an event or occurrence involving the Company of the nature defined as a Trust Indenture Event of Default under Section 9.1.9 of the Trust Indenture or as a Credit Agreement Event of Default under Sections 11.01(e) or (f) of the Original Credit Agreement or (ii) an event or occurrence involving the Lessee of the nature defined as a Lease Event of Default under Sections 25(a)(iv) or (v) of the Fuel Lease.

          "BASIC DOCUMENTS" means the Fuel Lease, the Note Purchase Agreements, the Trust Indenture, the Series A Notes, the Original Credit Agreement, any other Credit Agreement, the Commercial Paper, the Original Letters of Credit, the Bank Notes, the Depositary Agreement, the Consent and Agreement, the Lessee's Letter Agreements, the Assigned Agreements, the Assignment Agreements, the Subordination Agreement, the Subordinated Notes, each Bill of Sale, each Fuel Schedule, the Dealer Agreement, the DTC letters of representation, the rating agency letter agreements, the Management Agreement and other agreements related or incidental thereto, as each of the above may from time to time be in effect. The Basic Documents shall also include all Additional IT Notes, if any, issued under and in accordance with the Trust Indenture, the Note Purchase Agreements relating to such Additional IT Notes, and all notes and instruments evidencing, and all revolving and other credit agreements relating to, any Additional Financing, which is incurred by the Company in compliance with the provisions of Section 6.13(b) of the Trust Indenture.

          "BASIC RENT", with respect to a Basic Rent Period, shall mean the sum of the Quarterly Lease Charge, less Capitalized Monthly Lease Charges, plus the Burn-up Charge, as shown on a Rent Schedule for such Basic Rent Period.

          "BASIC RENT PAYMENT DATE" means, for any Basic Rent Period, the last day of the calendar month following such Basic Rent Period, except that, if such Basic Rent Period terminates on the Termination Settlement Date, the Basic Rent Payment Date for such Basic Rent Period shall be such Termination Settlement Date.

          "BASIC RENT PERIOD" means each of the periods (a) commencing on, in the case of the first such period, the Effective Date and, in the case of each succeeding period, the first day following the immediately preceding Basic Rent Period and (b) ending on the earliest of (i) the last day of January, April, July and October or (ii) the Termination Settlement Date.

          "BILL OF SALE" means a bill of sale substantially in the form of either Schedule C or E to the Fuel Lease, pursuant to which title to all or any portion of the Nuclear Fuel is transferred to the Company or to the Lessee.

          "BURN-UP CHARGE" shall mean the amount shown as "Total Burn-up Charge" on Annex I to the Rent Schedule delivered to the Lessor pursuant to Section 5(b) of the Fuel Lease in respect of the applicable Basic Rent Payment Date.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banks are authorized by law to close in Chicago, Illinois or New York, New York.

          "CALENDAR QUARTER" means a three month period ending on the last day of any March, June, September or December.

          "CAPITALIZED COST" shall mean the sum of (i) all sales, excise, use and personal property taxes, (ii) all legal, accounting, auditing, engineering, insurance, financing, printing, reproduction, closing and other normally capitalizable administrative fees and expenses actually paid or accrued by the Lessor in connection with any acquisition or ownership of or administration associated with the Nuclear Fuel or in connection with the transactions contemplated by the Basic Documents and (iii) Monthly Lease Charges accrued pursuant to the Fuel Lease which, in the Lessee's sole judgment, are allocable to the Nuclear Fuel (x) during any stage of its Nuclear Fuel Cycle other than after initial commencement of Heat Production or (y) during the period beginning on the Termination Notice Date and ending on the Termination Settlement Date (in each case as defined in Section 20(b) of the Fuel Lease) if and to the extent that the Lessee elects to capitalize any such Monthly Lease Charges; provided, however, that Monthly Lease Charges may be allocated to and included in Capitalized Cost by the Lessee as set forth above only in an amount not exceeding the sum of (i) the amount of the credit then capable of being drawn by the Lessor under a Credit Agreement, all Additional Financings and IT Notes in effect at the time plus (ii) the amounts available to the Lessor for disbursement from the Collateral Account.

          "CAPITALIZED LEASE" means any and all lease obligations which are or should be capitalized on the balance sheet of the Person in question in accordance with generally accepted accounting principles and Statement No. 13 of the Financial Accounting Standards Board or any successor to such pronouncement regarding lease accounting without regard for the accounting treatment permitted or required under any applicable state or federal public utility regulatory accounting system unless such treatment controls the determination of the generally accepted accounting principles applicable to such Person.

          "CAPITALIZED MONTHLY LEASE CHARGES" shall mean Monthly Lease Charges included in the Capitalized Cost of the Nuclear Fuel.

          "CLOSING" means the date upon which the Assignment Agreements (if any), the Lessee's Letter Agreement, the Consent and Agreement, the Fuel Lease, the Trust Indenture, the Original Credit Agreement, the Note Purchase Agreements, the Series A Notes and the Trust Agreement shall be executed and delivered and the transactions contemplated therein consummated.

          "CODE" shall mean the Internal Revenue Code of 1986, as from time to time amended.

          "COLLATERAL" has the meaning set forth in the granting clauses of the Trust Indenture and includes all property of the Company described in any Collateral Agreement as comprising part of the Collateral.

          "COLLATERAL ACCOUNT" has the meaning set forth in Section 4.1 of the Trust Indenture.

          "COLLATERAL AGREEMENTS" means, collectively, the Trust Indenture, the Fuel Lease, all Assignment Agreements, and any other assignment, security agreement or instrument executed and delivered to the Indenture Trustee hereafter relating to property of the Company which is security for the Secured Obligations.

          "COMMERCIAL PAPER" means the promissory notes of the Company issued and sold in the commercial paper market which are entitled to the benefit of an Original Letter of Credit issued pursuant to the Original Credit Agreement.

          "COMMERCIAL PAPER ACCOUNT" means the special account maintained by the Company with the Depositary for the purpose of reimbursing a Bank for LOC Payments and repaying loans made under a Credit Agreement and includes all sub-accounts created thereunder.

          "COMPANY" means CommEd Fuel Company, Inc., a Delaware corporation.

          "COMPANY REPRESENTATIVE" means any person at the time designated to act on behalf of the Company by written certificate furnished to the Lessee and the Indenture Trustee containing the specimen signatures of such persons and signed on behalf of the Company by its President or any Vice President. Such certificate may designate an alternate or alternates.

          "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by two Company Representatives and delivered to a Responsible Officer of the Indenture Trustee.

          "CONSENT AND AGREEMENT" means the Consent and Agreement of the Lessee, dated as of November 23, 1993, as the same may from time to time be amended, modified or supplemented.

          "COOLING" shall mean the stage of the Nuclear Fuel Cycle pursuant to which Nuclear Fuel is placed in storage following the Heat Production stage of the Nuclear Fuel Cycle.

          "CREDIT" has the meaning specified in Section 1.02 of the Original Credit Agreement.

          "CREDIT AGREEMENT" means (i) the Original Credit Agreement, and (ii) any credit agreement entered into by the Company in substitution for or in addition to the Original Credit Agreement which provides for the issuance of Letters of Credit to support the issuance of Additional CP by the Company and/or the extension of loans to the Company, as the same is from time to time in effect, and which comprises an Additional Financing which is incurred in compliance with the provisions of Sections 6.13(b) and 6.14 of the Trust Indenture.

          "CREDIT AGREEMENT EVENT OF DEFAULT" means any one or more of the events specified in Section 11.01 of the Original Credit Agreement or a similar event or events under any other Credit Agreement.

          "CREDIT AGREEMENT OUTSTANDINGS" or "OUTSTANDINGS" as of any date means the sum of (x) the principal amount of the loans outstanding on such date under the Credit Agreements, (y) the Face Amount of all Commercial Paper and Additional CP outstanding on such date less the Face Amount of Commercial Paper and Additional CP which have matured for the payment of which funds are on deposit in the Note Redemption Account and (z) the amount on such date of all unreimbursed LOC Payments and Deferred Reimbursements. For purposes of this definition, "FACE AMOUNT" means the principal amount thereof plus, in the case of Commercial Paper or Additional CP issued on an interest-bearing basis, all interest payable thereon to its stated maturity date.

          "CREDIT EVENT" has the meaning specified therefor in Section 1.02 of the Original Credit Agreement.

          "CREDIT EXPOSURE" means (i) with respect to IT Noteholders, the aggregate principal amount of the IT Notes Outstanding, other than IT Notes which are held by Affiliated IT Noteholders, and (ii) with respect to the Banks, the aggregate of their Credit Amounts (as defined in the Credit Agreement).

          "DEALER" means Merrill Lynch Money Markets Inc. and/or such other entity with whom the Company enters into any Dealer Agreement.

          "DEALER AGREEMENT" means the Commercial Paper Dealer Agreement dated as of November 23, 1993, between the Company and Merrill Lynch Money Markets Inc., and/or such other or further agreements for the distribution and placement of Commercial Paper or Additional CP as may be entered into by the Company, in each case as the same may be modified, supplemented or amended from time to time.

          "DEFERRED REIMBURSEMENTS" has the meaning specified in Section 1.02 of the Original Credit Agreement.

          "DEPOSITARY" means the Person which has been appointed by the Company to act as depositary, issuing agent and paying agent for the Commercial Paper or Additional CP, and which has entered into a Depositary Agreement with the Company.

          "DEPOSITARY AGREEMENT" means the agreement among the Company and the Person acting as the Depositary, pursuant to which such Person acts as depositary, issuing agent and paying agent for the Commercial Paper or Additional CP.

          "DESIGNATED HOLDERS" means, at any time when any action is taken or is required to be taken by any Secured Party acting as provided in Section 1.3 of the Trust Indenture, the holders of (i) at least 66-2/3% in principal amount of all Secured Obligations at the time outstanding, (ii) at least 66-2/3% of the Credit Agreement Outstandings under each Credit Agreement, (iii) at least 66-2/3% of the Outstanding Series A Notes, and (iv) at least 66-2/3% of the Outstanding Additional IT Notes, provided, however, that in any determination pursuant to clause (ii) with respect to any Credit Agreement, the percentage of Credit Agreement Outstandings, lender commitments or combination thereof required by the terms of such Credit Agreement for the Banks thereunder to direct the Agent thereunder to take (or instruct the Indenture Trustee to take) the action for which a determination of Designated Holders is being made shall be controlling, so long as such percentage is at least 66-2/3%, and, provided further, that in any determination pursuant to clause (iii) and clause (iv), IT Notes that are held by Affiliated IT Noteholders shall be excluded in determining the percentage of Outstanding IT Notes.

          "DISCLOSURE DOCUMENTS" has the meaning specified in Section 10.1 of the Original Note Purchase Agreements.

          "DISCOUNTED VALUE" means, with respect to any principal amount of any Series A Note which is to be redeemed or is subject to acceleration, the amount obtained by discounting all Remaining Scheduled Payments with respect to such principal amount from their respective scheduled due dates to the date of any prepayment of such principal amount, in accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield with respect to such principal amount.

          "EFFECTIVE DATE" means November 23, 1993.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

          "ESTIMATED RESIDUAL VALUE" shall mean the salvage value (stated in dollars) with respect to any portion of Nuclear Fuel after it shall have fully completed Heat Production. The estimate of residual value shall not affect the Lessee's obligations with respect to Fuel Management pursuant to Section 9 of the Fuel Lease.

          "EXISTING FUEL COMPANY" shall mean individually CWE Fuel Company Inc., a Delaware corporation, or Commonwealth Fuel Company II, a Delaware corporation, and collectively, such companies shall be referred to as the "EXISTING FUEL COMPANIES."

          "FAIR MARKET VALUE" shall be determined by the Lessee in good faith and in accordance with applicable engineering and accounting standards, if any, such determination to be evidenced, if and when requested by Lessor, by a certificate executed by the President or a Vice President or the Treasurer or an Assistant Treasurer of the Lessee.

          "FUEL LEASE" means the Nuclear Fuel Lease Agreement dated as of November 23, 1993, between the Company, as Lessor, and Commonwealth Edison Company, as Lessee, as the same may from time to time be amended, modified or supplemented in accordance with the provisions thereof and of the Trust Indenture.

          "FUEL MANAGEMENT" shall mean the design of, contracting for, determining the price and terms of acquisition of, management, movement, removal, disengagement, use, storage and other activities in connection with the acquisition, utilization, storage and disposal of the Nuclear Fuel, and sometimes is referred to in the Fuel Lease as "management".

          "FUEL SCHEDULE" shall mean an instrument in substantially the form of Schedule D to the Fuel Lease, pursuant to which Schedule A to the Fuel Lease is amended in connection with a request by the Lessee for payment with respect to Nuclear Fuel pursuant to Section 6 of the Fuel Lease or in connection with a removal or a replacement of Nuclear Fuel pursuant to Sections 10, 18(a) or 19(b) thereof.

          "GENERATING FACILITY" means any nuclear reactor (except the nuclear reactor designated as "Dresden Unit 1") located in the State of Illinois in which Lessee has a majority ownership interest.

          "GRANTING CLAUSES" means the portion of the Trust Indenture prior to
Section 1, beginning with the statement of consideration.

          "HEAT PRODUCTION" shall mean that stage of the Nuclear Fuel Cycle when the Nuclear Fuel is loaded into the reactor core of any Generating Facility and is being consumed to produce heat, pursuant to the process of nuclear fission, in the production of electric energy.

          "HEREOF", "HEREIN", "HEREUNDER" and words of similar import when used in a Basic Document refer to such Basic Document as a whole and not to any particular section or provision thereof.

          "IMPOSITIONS" means all payments required by public or governmental authority in respect of any property subject to the Fuel Lease or any transaction pursuant to the Fuel Lease or any right or interest held by virtue of the Fuel Lease.

          "INDEBTEDNESS" means, with respect to the Company, (i) all items (including, without limitation, Capitalized Leases but excluding shareholders' equity and minority interests) which in accordance with generally accepted accounting principles should be reflected on the liability side of a balance sheet as at the date as of which Indebtedness is to be determined; (ii) all obligations and liabilities (whether or not reflected upon such balance sheet) secured by any Lien existing on the property held subject to such Lien, whether or not the obligation or liability secured thereby shall have been assumed; and
(iii) all guarantees, endorsements (other than for collection in the ordinary course of business) and contingent obligations in respect of any liabilities of the type described in clauses (i) and (ii) of this definition (whether or not reflected on such balance sheet); provided, however, that the term "INDEBTEDNESS" shall not include deferred taxes.

          "INDEBTEDNESS FOR BORROWED MONEY" means all Indebtedness in respect of borrowed money or the deferred purchase price of property or services.

          "INDENTURE TRUSTEE" means the institution designated as such in the Trust Indenture and its permitted successors.

          "INSTITUTIONAL INVESTOR" shall mean any Person that is a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act of 1933.

          "INSURANCE REQUIREMENTS" means all terms of any insurance policy or indemnification agreement covering or applicable to any Nuclear Fuel or Generating Facilities and all requirements of the issuer of any such policy or agreement necessary to keep such insurance or agreements in force, and all orders, rules, regulations and other requirements of the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission, the National Board of Fire Underwriters or any other body at any time exercising similar functions with respect to electric utility properties, which are applicable to or affect any of the Generating Facilities, any of the Nuclear Fuel or any operation, use or condition of any thereof.

          "INTEREST PAYMENT DATE" means, with respect to the IT Notes, the dates specified for the payment of interest on the respective IT Notes.

          "INVESTMENT" shall mean, with respect to any portion of the Nuclear Fuel, the sum of (i) the Acquisition Cost for such portion, plus (ii) the Capitalized Cost for such portion, which has been paid or accrued by the Lessor, including payments by the Lessor to the Lessee.

          "IT NOTEHOLDER" or "HOLDER OF ANY IT NOTE" means any Person in whose name an IT Note is registered.

          "IT NOTES" means the promissory notes issued by the Company from time to time under and in accordance with the terms, provisions and limitations of the Trust Indenture, and shall include the Series A Notes and any Additional IT Notes.

          "LEASE DEFAULT" means any of the events specified in Section 25(a) of the Fuel Lease, whether or not any requirement for notice or lapse of time or other condition has been satisfied.

          "LEASE EVENT OF DEFAULT" has the meaning specified therefor in Section 25(a) of the Fuel Lease.

          "LEGAL REQUIREMENTS" means all requirements having the force of law applicable at any time to any or all of the Generating Facilities, or to the Lessee as a licensee thereof, any of the Nuclear Fuel, any transaction pursuant to the Fuel Lease or any right or interest held by the Company or the Lessee pursuant to the Fuel Lease.

          "LESSEE" shall mean Commonwealth Edison Company, an Illinois corporation, or any successor or successors to its rights and obligations as Lessee under the Fuel Lease.

          "LESSEE REPRESENTATIVE" means any person at the time designated to act on behalf of the Lessee by a written certificate furnished to the Company and the Indenture Trustee containing the specimen signatures of such persons and signed on behalf of the Lessee by any of its officers. Such certificate may designate an alternate or alternates. A Lessee Representative may be an employee or representative of the Lessee.

          "LESSEE'S LETTER AGREEMENT" means any letter agreement furnished by the Lessee in connection with the issuance of any IT Notes by the Company or in connection with any Credit Agreement, and shall include the "Lessee's Letter Agreements" referred to in Section 5.2(f) of the Note Purchase Agreements relating to the Series A Notes and the "Lessee's Letter Agreement to Banks" delivered in connection with the Original Credit Agreement.

          "LESSOR" shall mean CommEd Fuel Company, Inc., a Delaware corporation, or any successor or successors to its rights and obligations as Lessor under the Fuel Lease.

          "LESSOR'S BILL OF SALE" means an instrument substantially in the form of Schedule E to the Fuel Lease.

          "LETTER OF CREDIT" means (a) an Original Letter of Credit and (b) one or more letters of credit issued pursuant to any other Credit Agreement which provide credit support for Additional CP issued by the Company.

          "LIEN" means any mortgage, pledge, lien, security interest, title retention, charge or other encumbrance of any nature whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to execute and deliver any financing statement under the Uniform Commercial Code of any jurisdiction).

          "LOAN" means any Base Rate Loan, CD Rate Loan or Libor Rate Loan made by the Banks (or any Bank) to the Company pursuant to Article II of the Original Credit Agreement.

          "LOC PAYMENT" means any payment made by a Bank under a Letter of Credit.

          "MANUFACTURER" means (a) any Person which supplies any component of, or goods or services (including without limitation, enrichment, fabrication, financing, transportation, storage and processing) in connection with, Nuclear Fuel at any stage of the Nuclear Fuel Cycle, or any agent or licensee of any such supplier, (b) any regulated electric company, and (c) any Person with authority to convey title to nuclear fuel to any regulated electric company.

          "MANAGEMENT AGREEMENT" means the Management Agreement dated as of November 23, 1993 between the Company and Merrill Lynch Money Markets Inc., as the same may be from time to time be amended, modified, or supplemented.

          "MANAGEMENT FEE" means the amount of $50,000 per annum.

          "MAXIMUM OUTSTANDING IT NOTES LIMIT" has the meaning specified therefor in Section 12.3(B)(ii) of the Trust Indenture.

          "MONTHLY LEASE CHARGE" shall mean for any calendar month during the term of the Fuel Lease:

            (i) an accrual for such month of (1) all interest expense and all amortization of debt discount of the Lessor (whether or not paid), with respect to all outstanding Commercial Paper, IT Notes and other Indebtedness or liability incurred or owed by the Lessor pursuant to the Basic Documents and (2) all commitment, standby letter of credit facility and other fees, costs and expenses (whether or not paid), if any, incurred or owed by the Lessor pursuant to the Basic Documents; plus

            (ii) an accrual for such month with respect to all amounts paid or due and payable by the Lessor with respect to the transactions contemplated by the Basic Documents for fees and expenses for depositaries or issuing agents' expenses, Dealers for the Commercial Paper and/or Additional CP, and Placement Agents for the IT Notes; plus

            (iii) an accrual for such month of a management charge composed of the cost recovery for all administrative, accounting and all other management services including the Management Fee (other than fees, expenses and costs referred to in the foregoing clauses (i) and (ii), charges for auditing by an independent certified public accounting firm and other professional fees and legal fees and expenses) for the twelve-month period as projected by the Lessor and provided to and reviewed by the Lessee beginning each January 1, adjusted annually for the difference between the Lessor's projected management fee and the amount of such costs actually incurred for the preceding twelve-month period, divided by twelve; and minus

            (iv) Lessor's cash income for such month on investment of moneys received in connection with the transactions contemplated by the Basic Documents, other than moneys received pursuant to (iii) above.

Any figure used in the computation of any component of the Monthly Lease Charge shall be stated with sufficient accuracy to enable calculation of the Monthly Lease Charge to the nearest penny. No accrual, charge or other item which would constitute a part of the Acquisition Cost shall be included in the computation of the Monthly Lease Charge.

          "MORTGAGE" shall mean that certain Mortgage of the Lessee to Continental Bank, National Association, and M.J. Kruger, as trustees, dated as of July 1, 1923, as the same has been and may from time to time be amended or supplemented and in effect.

          "MWD FACTOR" shall mean a factor determined by dividing (i) the Net Investment Value for an assembly of Nuclear Fuel by (ii) the estimated amount of heat remaining, measured in thermal megawatt days, that such assembly will produce during Heat Production. The MWD Factor shall be carried to such accuracy as needed to calculate the Basic Rent to the nearest penny.

          "MWD OUTPUT" means the amount of heat, measured in thermal megawatt days, that an assembly produced during the period in question. .

          "NET INVESTMENT VALUE" or "N.I.V." shall mean, with respect to any portion of the Nuclear Fuel (excluding any portion of the Nuclear Fuel loaned) at any time leased under the Fuel Lease, the excess of the amount of the Investment in such portion over the aggregate amount of Burn-up Charges theretofore paid by the Lessee to the Lessor in respect of such portion.

          "NON-AFFILIATED IT NOTEHOLDER" means the registered holders of the IT Notes, other than any holder which is an Affiliated IT Noteholder.

          "NOTE PURCHASE AGREEMENTS" means (i) the several but identical (except for the name of the purchaser) Note Purchase Agreements, each dated as of November 23, 1993, relating to the issue and sale by the Company of the Series A Notes, as from time to time in effect (the "ORIGINAL NOTE PURCHASE AGREEMENTS"), and (ii) any similar agreements hereafter entered into by the Company relating to the purchase and sale of Additional IT Notes pursuant to the Trust Indenture or a supplemental indenture thereto.

          "NOTE PURCHASE AGREEMENT OBLIGATIONS" means the principal of, premium, if any, and interest on the Outstanding IT Notes and all other costs, fees and expenses and amounts required to be paid by the Lessor on or with respect to the Outstanding IT Notes or under the Note Purchase Agreements relating thereto.

          "NOTE REDEMPTION ACCOUNT" means the special account maintained by the Depositary for the purpose of effecting payment of Commercial Paper or Additional CP under the Depositary Agreement and includes all sub-accounts created thereunder.

          "NOTICE OF AN ACTIONABLE EVENT" means (i) a certificate of any of the IT Noteholders that an Actionable Event has occurred, (ii) a certificate of the Agent that an Actionable Event has occurred, or (iii) whether or not any certificate or notice thereof shall have been delivered to the Indenture Trustee, a Bankruptcy Event of Default. A Notice of an

Actionable Event has been "GIVEN" (a) in the case of a Bankruptcy Event of Default, when such Bankruptcy Event of Default occurs or (b) in the case of any other Notice of an Actionable Event, when the certificate referred to in either clause (i) or clause (ii) of the immediately preceding sentence has actually been received by a Responsible Officer of the Indenture Trustee. A Notice of an Actionable Event has been "RESCINDED" when, after a Notice of an Actionable Event (other than a Bankruptcy Event of Default) has been given, the Person giving such Notice has subsequently delivered to a Responsible Officer of the Indenture Trustee a certificate stating that there exists no Actionable Event or when, after a Bankruptcy Event of Default, such Bankruptcy Event of Default is no longer continuing and a Responsible Officer of the Indenture Trustee has received a certificate to that effect from the Designated Holders. A Notice of an Actionable Event is "OUTSTANDING" at all times after such Notice of an Actionable Event has been given until such time, if any, as such Notice of an Actionable Event has been rescinded.

          "NUCLEAR FUEL" means the separate assemblies of nuclear fuel and materials and components thereof or portions of separate assemblies more particularly described in Schedule A to the Fuel Lease, as amended from time to time by means of a Fuel Schedule, in the respective forms or interests (including undivided or partial ownership interests) therein in which such assemblies and components exist at each stage of the Nuclear Fuel Cycle, consisting of substances (excluding unmined ores) and equipment which, when loaded into a nuclear reactor, are intended to produce heat through the fission process, together with all attachments, accessories, parts and additions and all improvements and repairs thereto, and all replacements thereof, substitutions therefor and additions thereto; provided, however, that the term Nuclear Fuel shall not include any assemblies, components or other items purchased and paid for by the Lessee pursuant to the provisions of Section 10(b) of the Fuel Lease or loaned to any one or more Nuclear Fuel Users pursuant to the provisions of
Section 10(e) of the Fuel Lease.

          "NUCLEAR FUEL CONTRACT" means any contract, as from time to time amended, modified or supplemented, entered into by the Lessee with one or more Manufacturers relating to the acquisition of Nuclear Fuel or any service in connection with the Nuclear Fuel and assigned to the Company pursuant to the Fuel Lease as an Assigned Agreement.

          "NUCLEAR FUEL CYCLE" shall mean the various stages herein defined in the process, whether physical or chemical, by which the component parts of the Nuclear Fuel are mined, milled, converted, processed, enriched, designed, fabricated into assemblies utilizable for Heat Production, loaded or installed into a reactor core, utilized, disengaged, cooled, stored and/or reprocessed, together with all incidental processes and engineering with respect to the Nuclear Fuel at any stage of such Nuclear Fuel Cycle.

          "NUCLEAR FUEL USER" means any public utility company; any financing vehicle of any public utility; any Manufacturer; or any Person in the business of brokering Nuclear Fuel.

          "NUCLEAR REGULATORY COMMISSION" means the independent regulatory commission of the United States Government existing under the authority of the Energy Reorganization Act of 1974, as amended, or any successor organization or organizations performing any identical or substantially identical licensing and related regulatory functions.

          "OBLIGATIONS" has the same meaning as the term Secured Obligations.

          "OFFICER'S CERTIFICATE" means, with respect to any corporation, a certificate signed by the President, any Vice President, the Treasurer or any Assistant Treasurer of such corporation, and with respect to any other entity, a certificate signed by an individual generally authorized to execute and deliver contracts on behalf of such entity.

          "OPINION OF COUNSEL" means a written opinion of counsel who is acceptable to the Indenture Trustee, or where it is stated as being an opinion of counsel of a particular party, who is acceptable to such party. The counsel may be counsel to the Company, the Indenture Trustee or the Lessee.

          "ORIGINAL BILLS OF SALE" shall mean the bills of sale, dated as of the date of the Closing, for nuclear fuel transferred from CWE Fuel Company Inc. and Commonwealth Fuel Company II to the Lessor.

          "ORIGINAL CREDIT AGREEMENT" shall mean the Credit Agreement dated as of November 23, 1993, among the Lessor, The First National Bank of Chicago, Canadian Imperial Bank of Commerce, New York Agency and Credit Suisse, New York Branch, and the other Banks which are, or become, parties thereto, as the same may be modified, supplemented or amended from time to time.

          "ORIGINAL LETTER OF CREDIT" shall mean each letter of credit, substantially in the form of Exhibit C to the Original Credit Agreement, issued by a Bank under the Original Credit Agreement or any letter of credit issued thereunder in substitution therefor.

          "OUTSTANDING", when used with reference to IT Notes, or "IT NOTES OUTSTANDING," shall mean all IT Notes which have been authenticated and delivered by the Indenture Trustee under the Trust Indenture excluding (i) each of the following:

             (a) IT Notes cancelled or purchased by the Lessor or delivered to the Indenture Trustee for cancellation;

             (b) IT Notes that have become due (at maturity or on redemption, acceleration or otherwise) and for the payment, including premium, if any, and interest accrued to the due date, of which sufficient moneys are held by the Indenture Trustee; and

             (c)  IT Notes in lieu of which others have been authenticated under
          Section 2.5 of the Trust Indenture (relating to registration and exchange of IT Notes) or Section 2.6 of the Trust Indenture (relating to mutilated, lost, stolen, or destroyed IT Notes);

and (ii) in connection with any distribution of proceeds or payments in respect of any sale or other disposition of any Collateral under any of the Collateral Agreements or upon enforcement of any of the remedies provided by the Collateral Agreements, IT Notes held by Affiliated IT Noteholders, except after the prior payment in full of all IT Notes not held by Affiliated IT Noteholders.

          "OUTSTANDING IT NOTE INDEBTEDNESS" means, at any particular time, the aggregate principal balance remaining unpaid on the IT Notes then issued and Outstanding.

          "PARTIALLY ASSIGNED AGREEMENT" means a Nuclear Fuel Contract which has been assigned, in part but not in full, to the Company in the manner specified in Section 33 of the Fuel Lease, pursuant to a duly executed and delivered Assignment Agreement.

          "PARTICIPANT" shall have the meaning set forth in Section 1.02 of the Original Credit Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation, created by
Section 4002(a) of ERISA and any successor thereto.

          "PERMITTED FUEL LOAN" has the meaning specified in Section 10(e) of the Fuel Lease.

          "PERMITTED LIENS" means the Liens permitted by Section 15 of the Fuel Lease, except that as used in the Indenture, the Note Purchase Agreements or any other Basic Documents (other than the Fuel Lease), Permitted Liens do not include any Lien created by the Lessor other than the Lien of the Indenture and the Collateral Agreements.

          "PERSON" means any individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or other business entity or any government or any political subdivision or agency thereof.

          "PLACEMENT AGENT" means Merrill Lynch & Co., Inc., as Placement Agent for the Series A Notes, and any other person or entity subsequently acting as Placement Agent for any Additional IT Notes issued as provided in the Trust Indenture.

          "PLAN" means, with respect to any Person, any plan of a type described in Section 4021(a) of ERISA in respect of which such Person is an "employer" or a "substantial employer" as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively.

          "PRINCIPAL PAYMENT DATE" means such dates, if any, as are specified in any IT Note and dates specified in any Note Purchase Agreement or the Trust Indenture, as dates prior to maturity upon which principal payments shall be made.

          "PUBLIC UTILITY HOLDING COMPANY ACT" means the Public Utility Holding Company Act of 1935, as from time to time amended.

          "QUALIFIED INSTITUTION" means either a commercial bank organized under the laws of, and doing business in, the United States of America or in any State thereof, which has a combined capital, surplus and undivided profits of at least $300,000,000 having trust powers.

          "QUARTERLY LEASE CHARGE" shall mean the sum, for any Basic Rent Period, of the aggregate of the Monthly Lease Charges incurred with respect to all portions of the Nuclear Fuel subject to the Fuel Lease at any time during such period.

          "RECYCLING" shall mean the use of uranium and/or plutonium or any other material recovered from Nuclear Fuel in the preparation of new Nuclear Fuel.

          "REINVESTMENT YIELD" means, with respect to any principal amount of any Series A Note which is to be redeemed or is subject to acceleration, the sum of 50 basis points plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the date of any prepayment of such principal amount, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such principal amount as of the date of any prepayment of such principal amount, or
(ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the date of prepayment with respect to such principal amount, in Federal Reserve Statistical Release H.15
(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such principal amount as of the date of prepayment of such principal amount. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

          "RELATED PERSON" means, with respect to any Person, any trade or business, (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code.

          "REMAINING AVERAGE LIFE" means, with respect to any principal amount of any Series A Note which is to be redeemed or is subject to acceleration, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such principal amount into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such principal amount (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the date of any prepayment with respect to such principal amount and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to any principal amount of any Series A Note which is to be redeemed or is subject to acceleration, all payments of such principal amount and interest thereon that would be due on or after any prepayment with respect to such principal amount if no payment of such principal amount were made prior to its scheduled due date.

          "RENT SCHEDULE" shall mean an instrument in substantially the form of Schedule B to the Fuel Lease, used for the purpose of setting forth the N.I.V., Burn-up Charges and Monthly Lease Charges for the Nuclear Fuel.

          "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

          "REPROCESSING" shall mean the stage of the Nuclear Fuel Cycle in which the Nuclear Fuel, after it has completed Heat Production and Cooling, is separated into recovered forms of uranium, plutonium and other radioactive materials, or any process or processes used in place thereof.

          "RESPONSIBLE OFFICER" means a duly elected or appointed, authorized, and acting officer, agent or representative of the Person acting. "RESPONSIBLE OFFICER," when used with respect to the Indenture Trustee, means any officer of the Indenture Trustee assigned by it to administer its corporate trust matters.

          "RESTORATION" shall mean the repair, reconstruction or replacement of all or any portion of the Nuclear Fuel which has been damaged, destroyed, lost, stolen or rendered unusable or which has been affected by a Taking, as nearly as possible to the value, condition and character of such portion, and in its location, immediately prior to such damage, destruction, loss, theft or Taking, or the replacement of any assembly of the Nuclear Fuel so damaged, lost, stolen, destroyed or affected by a Taking with Nuclear Fuel having an equivalent value and Heat

Production capacity, in any case with only such alterations and additions as may be made at the Lessee's election and as will not diminish the fair market value or usefulness of the Nuclear Fuel so repaired, reconstructed or replaced.

          "SECURED OBLIGATIONS" means:

             (a)  all Note Purchase Agreement Obligations,

             (b)  all Bank Obligations, and

             (c) all obligations of the Company in respect of any Additional Financing which is incurred in compliance with the provisions of
          Section 6.13(b) of the Trust Indenture.

          "SECURED PARTIES" means (i) the holders from time to time of the Bank Obligations, (ii) the holders from time to time of the Note Purchase Agreement Obligations, and (iii) the lenders under any Additional Financing which is incurred in compliance with the provisions of Section 6.13(b) of the Trust Indenture.

          "SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as from time to time amended.

          "SERIES A NOTEHOLDER" means any Person in whose name a Series A Note is registered.

          "SERIES A NOTE PURCHASER" means the Purchasers as defined in Section
2.1 of the Original Note Purchase Agreements.

          "SERIES A NOTES" means the Notes issued pursuant to and referred to as such in Sections 2.1 and 12.1 of the Trust Indenture.

          "STORAGE FACILITY" shall mean any facility which is used for the purpose of storing the Nuclear Fuel during any stage of the Nuclear Fuel Cycle.

          "SUBORDINATED NOTE" means a promissory note of the Company to the Lessee issued pursuant to and containing the legend and provisions required by the Subordination Agreement.

          "SUBORDINATION AGREEMENT" means the Subordination Agreement dated as of November 23, 1993 among the Company, the Lessee and the Indenture Trustee.

          "TAKING" means a loss of the title to, ownership of, or use and/or possession of Nuclear Fuel or any Generating Facility, or any interest therein or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the rights of condemnation or eminent domain pursuant to any law, general or special, or by reason of the temporary requisition of the use of Nuclear Fuel or any Generating Facility by any governmental authority, civil or military.

          "TERMINATION EVENT" has the meaning specified in Section 20(a) of the Fuel Lease.

          "TERMINATION NOTICE DATE" is defined in Section 20(b) of the Fuel
Lease.

          "TERMINATION RENT" shall mean an amount which when added to the Net Investment Value then payable by the Lessee pursuant to Section 20(b) or Section 25(b) of the Fuel Lease, as the case may be, together with funds available to the Lessor from the Collateral Account, will be sufficient to enable the Lessor
(i) to retire, pursuant to the terms of the Basic Documents, all of the Lessor's then outstanding obligations under (A) all Note Purchase Agreements, including all IT Notes issued pursuant thereto, (B) each Credit Agreement, including all Commercial Paper and Bank Notes issued pursuant thereto, (C) all Additional CP, and (D) all Additional Financings, (ii) to pay all charges, premiums and fees owed to all holders of IT Notes under the Note Purchase Agreements applicable thereto and the Banks under a Credit Agreement and to any Assignees thereof and
(iii) to pay all other obligations of the Company incurred in connection with the implementation of the transactions contemplated by the Basic Documents.

          "TERMINATION SETTLEMENT DATE" has the meaning specified in Section 20(b) of the Fuel Lease.

          "TRUST INDENTURE" or "INDENTURE" means the Trust Indenture dated as of November 23, 1993, between the Lessor and the Indenture Trustee, as the same may from time to time be amended, modified or supplemented by one or more supplemental indentures or other written instruments entered into by the Company and the Indenture Trustee pursuant to the terms of Section 8, 11 or 16 of the Trust Indenture.

          "TRUST INDENTURE DEFAULT" means any of the events specified in Section
9.1 of the Trust Indenture, whether or not any requirement for notice or lapse of time or other condition has been satisfied.

          "TRUST INDENTURE EVENT OF DEFAULT" has the meaning specified in
Section 9.1 of the Trust Indenture.

          "UNAVOIDABLE DELAYS" shall mean delays due to causes not reasonably within the Lessee's control, including but not limited to, acts of civil or military authority (including courts), acts of God, war, riot, insurrection or sit-ins, any act, delay or failure to act on the part of any governmental authority (federal, state or local), blockages, embargoes, sabotage, epidemics, fires, floods, storms, strikes, work stoppages, or other labor difficulties, railroad car, barge or truck shortages, wrecks, delays in transportation, breakdowns in equipment or machinery including any component of Lessee's transmission or generating system or any other failure or delay beyond Lessee's reasonable control provided that none of the foregoing causes shall be deemed beyond its reasonable control of the Lessee unless Lessee shall have made reasonable efforts and exercised due diligence to remove such cause, and provided further that lack of funds shall not be deemed a cause beyond the reasonable control of Lessee.

          "VOTING STOCK" shall means Securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

          "YIELD-MAINTENANCE PREMIUM" means, with respect to any Series A Note, a premium equal to the excess, if any, of the Discounted Value of such principal amount of such Series A Note over the sum of (i) such principal amount plus (ii) interest accrued thereon to any prepayment with respect to such principal amount. The Yield-Maintenance Premium shall in no event be less than zero.